UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone Senior Floating Rate Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end:    December 31

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone
Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone
Strategic Credit Fund
(NYSE: BGB)

Semi-Annual Report

June 30, 2021

Table of Contents

Manager Commentary	2
Fund Summary	3
Portfolio of Investments	9
Statements of Assets and Liabilities	49
Statements of Operations	50
Statements of Changes in Net Assets	51
Statements of Cash Flows	52
Financial Highlights	53
Notes to Financial Statements	58
Summary of Dividend Reinvestment Plan	74
Additional Information	75
Privacy Procedures	77
Approval of Investment Advisory Agreement	87
Trustees & Officers	91

Blackstone Credit Funds	Manager Commentary

June 30, 2021 (Unaudited)

To Our Shareholders:

US loans and high yield bonds continued to be among the best-performing fixed income asset classes in 2021. Loans returned 3.28% and high yield bonds returned 3.62% year-to-date (“YTD”) through June 30, 2021 as part of a general re-opening trade in the US, with the economy continuing its return to pre-pandemic norms. 1 In June, the Federal Reserve’s Implied Fed Funds Target Rate projection, or DOT plot, displayed two interest rate increases in 2023, a year earlier than prior guidance. This more hawkish tone flattened the US Treasury Yield curve with 2-Year and 5-Year rates increasing during June, while long-term (10-Year and 30-Year) rates declined. The 10-Year US Treasury Yield, which started 2021 at 0.93%, hit a peak of 1.74% on March 19 before finishing the first half of the year at 1.45%.2 Despite an 11% gain in oil prices during June, the market appeared to price in expectations that the recent uptick in inflation will indeed be transitory.3

Retail investors have demonstrated robust demand for the loan asset class, with $26.8 billion in net inflows to bank loan mutual funds and exchange-traded funds (ETFs) during the first half of 2021.4 These inflows have reversed a trend of net outflows that began in 2018. High yield bond funds, starting to unwind 2020’s record inflows, have seen net outflows of $7.9 billion over the six months ending June 30, 2021.5

Credit markets continued to see a surge of new issuance as US loans, high yield bonds, and collateralized loan obligations (“CLOs”) experienced gross issuance of $494.2 billion, $297.6 billion, and $219.0 billion, respectively, in the first half of 2021.6 While primary loan and high yield bond issuance has continued at a breakneck pace and the forward calendar remains robust, these deals are often oversubscribed by multiples of the initial transaction size. The strong CLO issuance represents a meaningful source of demand for loans; CLOs remain the largest holder of loans, compared to other investor types.

Total Returns through June 30, 2021
US Loans (S&P/LSTA Leveraged Loan Index)	3.28%
US High Yield Bonds (Bloomberg Barclays High Yield US High Yield Index)	3.62%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	0.03%
10-year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	-4.17%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	-1.60%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-1.27%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-0.59%
US Large Cap Equities (S&P 500® Index)	15.24%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

In a sign of improving credit fundamentals, US default volume was muted in the first half of 2021. The last-twelve-month (“LTM”) loan default rate decreased by 284 basis points (“bps”) from the beginning of the year, to 1.11%, representing its lowest level since March 2019. The LTM default rate for high yield bonds dropped by 454 bps over the past six months to 1.63%. J.P. Morgan revised downward their full year 2021 default forecast to just 0.65% for both loans and high yield bonds, significantly lower than the long-term historical default rates of 3.1% and 3.6% for loans and high yield bonds, respectively.7 Additionally, the number of rating agency upgrades of US corporates outnumbered downgrades in the first half of 2021 by almost 2 to 1. This is the first time since 2014 that the market has seen upgrades outpace downgrades, and the trend may continue, given favorable financing conditions and improving economic recovery.8

The line-of-sight to reopening and recovery in most developed economies is becoming clearer, giving us cause for optimism even as we continue to closely monitor potential economic impacts of the COVID-19 Delta variant. At the year’s mid-point, below investment grade credit is on its way to a full year of stable returns, with rates now well below March’s high and possibly poised to rise again. We believe both loans and high yield bonds will continue to outperform other fixed income asset classes in the months ahead and favor floating rate loans given our current view on relative value and the trajectory of interest rates.

At Blackstone Credit, we value your continued investment and confidence in us and our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

[1]	S&P/LSTA Leveraged Loan Index and Bloomberg Barclays High Yield Bond Index as of June 30, 2021

[2]	US Treasury as of June 30, 2021

[3]	J.P. Morgan Default Monitor as of July 1, 2021

[4]	Morningstar as of June 30, 2021

[5]	Morningstar as of June 30, 2021

[6]	Loans and high yield issuance from J.P. Morgan as of June 30, 2021. CLO issuance stats from LCD as of June 30, 2021
[7]	J.P. Morgan Default Monitor as of July 1, 2021
[8]	J.P. Morgan, Moody’s, S&P Upgrades vs. Downgrades as of June 30, 2021

2	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Fund Summary

June 30, 2021 (Unaudited)

Blackstone Senior Floating Rate Term Fund

Fund Overview

Blackstone Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of June 30, 2021, BSL outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. On a share price basis, the Fund outperformed its benchmark for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 5.2% for the six months ended June 30, 2021, compared to its peer group average discount of 6.6% over the same time.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2021 was primarily attributable to credit selection. The Fund’s allocation to CLO securities also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Bright Bidco/Lumileds, Carestream Health Inc, and Nordram Group and the most significant detractors were AMC Entertainment, Crown Finance/Cineworld, and Casablanca/Apple Leisure.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business equipment and services, and healthcare; the largest sector underweights included telecommunications, lodging and casinos and cable and satellite television. The Fund reduced its allocation to second-lien loans and high yield bonds during the period in favor of CLO securities.

Semi-Annual Report | June 30, 2021	3

Blackstone Senior Floating Rate Term Fund	Fund Summary

June 30, 2021 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	5.02%
Current Dividend Yield^	5.50%
Effective Duration^^	0.36 yr
Average Position*	0.31%
Leverage*	32.60%

^	Using current dividend rate of $0.075/share and market price/share as of 6/30/2021.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
National Intergovernmental Purchasing Alliance Co.	1.0%
Envision Healthcare Corp.	0.9%
NFP Corp.	0.9%
AMC Entertainment Holdings, Inc.	0.9%
Carestream Health, Inc.	0.9%
Foundation Building Materials, Inc.	0.8%
Epicor Software Corp.	0.8%
Rocket Software, Inc.	0.8%
AqGen Ascensus, Inc.	0.8%
Phoenix Guarantor, Inc.	0.8%
Top 10 Issuer	8.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	19.2%
Business Equipment & Services	16.8%
Healthcare	14.9%
Building & Development	4.3%
Leisure Goods/Activities/Movies	4.3%
Top 5 Industries	59.4%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BSL Total Return

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	6.54%**	22.01%	6.01%	7.57%	5.66%	5.97%
Market Price*	17.68%	35.87%	4.87%	8.40%	5.09%	5.43%
S&P LLI	3.28%	11.65%	4.39%	4.98%	4.38%	4.76%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2021 may differ from the net asset value for financial reporting purposes.

4	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2021 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of June 30, 2021, BGX outperformed a composite weighting of the S&P LLI and the Barclays U.S. High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. On a share price basis, the Fund outperformed its benchmark for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 7.7% for the six months ended June 30, 2021, compared to its peer group average discount of 5.8% over the same time.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2021 was primarily attributable to credit selection and an allocation to CLO Debt, partially offset by an underweight allocation to high yield bonds. By issuer, the largest positive contributors to performance were Bright Bidco/Lumileds, Carestream Health Inc, and Quest Software and the most significant detractors were Crown Finance/Cineworld, Cablevision/Altice, and Davita.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business equipment and services, and healthcare; the largest sector underweights included lodging and casinos, automotive, and telecommunications. The Fund reduced its allocation to high yield bonds during the period in favor of CLO securities and broadly syndicated loans.

Semi-Annual Report | June 30, 2021	5

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2021 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	5.22%
Current Dividend Yield^	6.43%
Effective Duration^^	0.53 yr
Average Position*	0.29%
Leverage*	37.80%

^	Using current dividend rate of $0.081/share and market price/share as of 6/30/2021.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
Carestream Health, Inc.	1.3%
Quest Software US Holdings, Inc.	1.1%
AMC Entertainment Holdings, Inc.	1.0%
Deerfield Dakota Holding LLC	1.0%
AqGen Ascensus, Inc.	0.9%
National Intergovernmental Purchasing Alliance Company	0.9%
Envision Healthcare Corp.	0.8%
Weld North Education LLC	0.8%
Vision Solutions, Inc.	0.8%
Garda World Security Corp.	0.8%
Top 10 Issuer	9.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	17.9%
Business Equipment & Services	16.2%
Healthcare	14.7%
Building & Development	4.7%
Leisure Goods/Activities/Movies	3.9%
Top 5 Industries	57.5%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BGX Total Return

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	6.90%**	23.26%	6.52%	8.49%	6.49%	6.35%
Market Price*	15.87%	35.54%	7.03%	10.54%	5.76%	5.61%
70% S&P LLI / 30% Barclays HYI	3.38%	12.77%	5.14%	5.63%	5.07%	4.99%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2021 may differ from the net asset value for financial reporting purposes.

6	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Fund Summary

June 30, 2021 (Unaudited)

Blackstone Strategic Credit Fund

Fund Overview

Blackstone Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of June 30, 2021, BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the six-month, one-year, five-year, and since inception periods and underperformed its benchmark for the three-year period. On a share price basis, the Fund outperformed its benchmark for the six-month, one-year, three-year, and five-year periods and underperformed for the since inception period. The shares of the Fund traded at an average discount to NAV of 8.6% for the six months ended June 30, 2021, compared to its peer group average discount of 5.7% over the same time.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2021 was primarily attributable to positive credit selection in loans, partially offset by negative credit selection in bonds. By issuer, the largest positive contributors to performance were Bright Bidco/ Lumileds, Carestream Health Inc, and Quest Software and the most significant detractors were Cablevision/Altice, NPC International, and Crown Finance/Cineworld.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were electronics/electric, business equipment and services, and healthcare; the largest sector underweights included lodging and casinos, leisure good/activities/movies, and cable and automotive. The Fund reduced its allocation to high yield during the period in favor of broadly syndicated loans.

Semi-Annual Report | June 30, 2021	7

Blackstone Strategic Credit Fund	Fund Summary

June 30, 2021 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	5.18%
Current Dividend Yield^	6.20%
Effective Duration^^	0.54 yr
Average Position*	0.30%
Leverage*	36.25%

^	Using current dividend rate of $0.072/share and market price/share as of 6/30/2021.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
AqGen Ascensus, Inc.	1.2%
Carestream Health, Inc.	1.2%
Quest Software US Holdings, Inc.	1.2%
Gigamon, Inc.	1.0%
Deerfield Dakota Holding LLC	1.0%
National Intergovernmental Purchasing Alliance Company	0.9%
AMC Entertainment Holdings, Inc.	0.9%
Envision Healthcare Corp.	0.8%
Weld North Education LLC	0.8%
Garda World Security Corp.	0.8%
Top 10 Issuer	9.7%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	19.1%
Business Equipment & Services	16.7%
Healthcare	14.6%
Building & Development	4.8%
Containers & Glass Products	3.6%
Top 5 Industries	58.8%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BGB Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	6.50%**	21.77%	4.88%	7.23%	5.53%
Market Price*	14.60%	31.38%	5.12%	8.51%	4.32%
75% S&P LLI / 25% Barclays HYI	3.01%	12.20%	4.89%	5.45%	4.69%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2021 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 135.81%
Aerospace & Defense - 2.25%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$603,850	$606,492
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	122,817	123,354
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	219,968	214,606
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	118,162	115,281
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	1,720,399	1,660,185
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,295,452	2,306,126
		5,026,044

Air Transport - 2.98%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,119,016	1,168,046
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	769,401	752,282
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	658,117	632,618
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	479,024	459,046
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	496,183	496,617
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,930,000	1,937,575
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,196,191	1,213,554
		6,659,738

Automotive - 1.61%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,968,777	1,654,383
GC EOS Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/01/2025	761,470	757,854
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	660,096	660,370
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	530,198	532,330
		3,604,937

Beverage & Tobacco - 0.81%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,800,000	1,800,252

Brokers, Dealers & Investment Houses - 3.02%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,438,539	1,443,437
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,924,656	1,936,339
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028(b)	304,000	312,360
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/07/2028	2,288,443	2,293,843
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	750,438	747,530
		6,733,509

Building & Development - 5.58%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	452,180	453,310
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,344,540	1,346,389
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,823,088	1,813,025

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	9

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	$653,627	$653,489
Illuminate Merger Sub Corp, First Lien Term Loan, 3M US L + 3.50%, 06/30/2028(b)	439,655	437,457
LBM Acquisition LLC, First Lien B2 Term Loan, 3M US L + 3.75%, 12/17/2027	540,404	536,689
LBM Acquisition LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 12/17/2027	270,202	268,344
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	251,105	249,666
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,129,973	1,123,498
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,161,613	1,164,883
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 3.75%, 0.50% Floor, 06/02/2028	1,192,708	1,193,454
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	1,613,841	1,635,362
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	1,588,790	1,593,573
		12,469,139

Business Equipment & Services - 22.85%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,028,692	1,023,837
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	595,400	594,283
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	596,468	603,924
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	1,283,158	1,288,336
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,960,000	1,958,040
AqGen Ascensus, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	738,012	740,322
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 05/19/2028	694,231	693,908
3M US L + 6.50%, 12/31/2049(b)	1,152,108	1,146,348
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	846,563	846,300
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	1,576,382	1,587,220
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	601,295	602,486
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	885,481	881,886
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/18/2028	599,354	602,603
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	95,395	95,912
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/18/2029	601,071	602,198
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	554,217	554,563
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.75%, 06/28/2028	701,835	701,835
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	1,891,926	1,892,105
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	851,753
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	776,083	780,572
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,603,786	1,613,521
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	702,537	704,624
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 3.50%, 1.00% Floor, 05/23/2025	1,853,602	1,860,034
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	451,500	462,505
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	1,002,931	974,096
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,433,325
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	907,449	895,303

See Notes to Financial Statements.

10	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	$1,445,708	$1,424,225
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,838,571	1,839,141
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	459,225	460,015
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,336,285	1,337,675
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	192,068	193,233
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	692,636
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,964,777	1,953,313
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026	1,519,535	1,485,346
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	1,999,512	2,006,650
Project Boost Purchaser LLC, First Lien 2021 Tranche 2 Term Loan, 3M US L + 3.50%, 06/01/2026	325,532	325,534
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	1,504,140	1,496,830
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/11/2025	1,287,000	1,284,992
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	1,073,739	1,073,369
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	310,275	311,494
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	775,073	767,709
Skopima Merger Sub Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/30/2028	576,916	577,187
St. George’s University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 06/29/2028	1,280,713	1,279,112
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	1,871,624	1,864,605
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,880,449	1,879,274
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	632,377	635,935
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	2,146,382	2,151,748
		51,031,862

Cable & Satellite Television - 1.03%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	497,423	494,376
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	1,803,282	1,807,195
		2,301,571

Chemical & Plastics - 3.92%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	2,122,672	2,156,401
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	2,503,838	2,519,487
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	546,471	546,217
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,530,000	1,533,825
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	400,514	385,246
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	933,278	912,186
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	703,699
		8,757,061

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	11

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Clothing & Textiles - 0.34%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	$760,000	$756,200

Conglomerates - 1.96%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,390,172	2,351,547
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	593,061	516,705
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	204,932	206,554
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,347,266	1,302,638
		4,377,444

Containers & Glass Products - 3.51%
Charter Next Generation, Inc., First Lien Initial Retired 06/29/2021 Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	208,955	209,706
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,249,228	1,253,719
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	1,646,067	1,640,924
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,064,250	1,056,800
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	613,651
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,234,245	2,236,200
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	800,000	460,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	372,456	371,680
		7,842,680

Diversified Insurance - 1.42%
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/05/2027	1,381,629	1,385,753
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	786,962	776,905
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	999,298	1,001,172
		3,163,830

Drugs - 2.57%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	406,292	407,815
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 08/30/2024	613,820	615,465
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	1,384,898	1,379,953
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,568,439	1,574,328
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	1,331,395	1,337,114
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 06/30/2028(b)	433,696	429,359
		5,744,034

Ecological Services & Equipment - 1.13%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 1M US L + 3.50%, 07/10/2026	486,085	486,340
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	2,038,211	2,029,610
		2,515,950

See Notes to Financial Statements.

12	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Electronics/Electric - 27.01%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	$587,195	$591,452
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	1,899,568	1,891,076
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,374,018	1,374,018
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,150,500	2,131,436
CoreLogic, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/02/2028	1,530,000	1,527,896
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029(b)	567,442	572,407
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	313,530	293,150
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,640,905	1,645,008
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	668,275	676,074
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,727,924	1,734,050
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	1,815,222	1,821,575
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	787,746	785,446
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	221,043	221,375
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	918,861	921,617
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	1,102,235	1,105,977
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,064,551	2,072,293
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	1,856,488	1,862,781
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	444,741	446,084
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	2,489,410	2,494,339
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,576,752	1,584,273
Infinite Bidco LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	728,358	729,269
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	760,000	762,257
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	2,240,209	2,247,915
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	254,195	253,454
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	2,094,750	2,101,003
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	731,766	733,595
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,015,801	1,030,830
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	86,623	86,424
Magenta Buyer LLC, First Lien Term Loan, 3M US L + 5.00%, 0.75% Floor, 05/03/2028	1,292,230	1,293,360
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,089,442	2,092,190
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	705,038	717,157
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,472,787	1,355,524
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/31/2023	659,000	658,835
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,675,800	1,683,760
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	821,630	816,330
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,477,687	2,484,315
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	1,388,598	1,389,251
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	316,078	317,697

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	13

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	$1,302,759	$1,309,260
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,119,079	1,120,086
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	1,244,017	1,244,328
Riverbed Technology, Inc., First Lien 2020 Extension Term Loan, 3M US L + 6.00%, 1.00% Floor, 12/31/2025	374,326	356,546
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,022,098	1,988,451
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	633,333	622,963
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	1,146,250	1,148,520
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,760,000	1,751,200
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	1,541,670	1,544,884
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	235,393	230,490
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	2,502,919	2,504,170
		60,326,391

Equipment Leasing - 0.81%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,814,861	1,819,970

Financial Intermediaries - 0.71%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 03/26/2028	1,566,142	1,574,951

Food Products - 0.53%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,183,975	1,190,635

Food Service - 2.73%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	1,083,417	1,075,292
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,140,803	1,140,204
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	841,334	842,323
K-Mac Holdings Corp., First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/23/2028	409,091	410,498
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	1,932,842	1,909,290
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/05/2027	721,942	723,353
		6,100,960

Food/Drug Retailers - 1.10%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,039,680	2,028,758
3M US L + 4.25%, 0.50% Floor, 03/31/2026	223,301	223,754
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	202,083	201,001
		2,453,513

Healthcare - 20.63%
ADMI Corp., First Lien B3 Term Loan, 3M US L + 4.25%, 0.50% Floor, 12/23/2027	1,062,500	1,062,505
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	1,720,223	1,704,449
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	1,545,585	1,551,868
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,320,333	2,299,102

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	$164,457	$165,074
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	2,684,268	2,636,180
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/07/2023	1,253,490	1,253,753
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	269,360	267,677
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,322,684	1,314,417
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	1,222,624	1,225,356
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,770,976	1,521,932
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	723,689	696,550
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	2,006,053	2,006,053
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,110,484	1,109,962
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/29/2022	347,155	346,541
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,284,231	1,282,754
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	951,413	950,238
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	1,340,150	1,347,273
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,051,902	1,055,189
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	1,425,726	1,424,842
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,416,667	1,428,843
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,237,986	1,236,692
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	632,765	635,448
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	712,360	707,537
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,842,129	1,833,554
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.50%, 06/20/2026	200,000	200,438
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	751,018	749,726
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	502,273	502,901
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	406,901	408,087
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	2,353,138	2,365,821
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,305,433	1,271,707
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,048,673	2,033,739
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	1,096,413	1,090,328
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	923,759	926,645
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,150,184	2,158,634
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	403,990	393,090
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	91,639	79,084
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,369,993	1,349,443
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 03/13/2026	1,500,000	1,477,500
		46,070,932

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	15

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Home Furnishings - 1.07%
AI Aqua Merger Sub, Inc., First Lien B Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	$1,012,407	$1,016,204
AI Aqua Merger Sub, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	126,551	127,025
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	1,230,759	1,236,144
		2,379,373

Industrial Equipment - 4.99%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	2,224,053	2,236,252
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	176,292	177,063
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/19/2024	1,449,430	1,450,336
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	495,871	497,034
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	50,365	48,854
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	931,752	903,799
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,371,399	1,355,052
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	468,087
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	851,240	850,176
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,537,910	1,514,434
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,643,188	1,647,641
		11,148,728

Insurance - 0.98%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	1,265,114	1,265,911
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	759,462	759,937
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	162,722	158,959
		2,184,807

Leisure Goods/Activities/Movies - 5.55%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	1,424,160	1,429,508
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	3,160,304	2,977,591
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	1,392,499	1,368,130
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,450,115	1,281,619
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 6M US L + 2.75%, 09/30/2026	229,028	200,149
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,237,198	1,200,856
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	162,644	157,866
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,923,843	1,917,590
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	805,129	781,478
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	401,073	421,701
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	721,234	661,058
		12,397,546

Nonferrous Metals/Minerals - 0.65%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	1,449,349	1,454,030

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Oil & Gas - 0.72%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	$227,779	$223,622
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	601,000	598,049
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	785,374	779,622
		1,601,293

Property & Casualty Insurance - 1.68%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	853,618	850,243
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	235,653	236,449
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/27/2023	1,898,775	1,902,781
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	770,179	773,406
		3,762,879

Publishing - 2.99%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 5.00%, 06/29/2026	752,008	753,892
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,508,641	1,517,761
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,149,167	1,123,310
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,166,667	1,169,583
Recorded Books, Inc., First Lien Add On Term Loan, 3M US L + 4.00%, 08/31/2025	180,000	180,450
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,345,626	1,350,793
Shutterfly, Inc., First Lien B-1 Term Loan, 3M US L + 6.50%, 1.00% Floor, 09/25/2026	584,439	586,873
		6,682,662

Radio & Television - 1.69%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	877,110	877,842
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	1,545,329	1,539,318
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	1,381,403	1,359,391
		3,776,551

Retailers (except food & drug) - 0.59%
AT Home Group, Inc., First Lien B Term Loan, 3M US L + 4.25%, 0.50% Floor, 06/24/2028(b)	237,500	238,093
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	71,130	58,682
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	639,821	639,252
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	377,265	378,020
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(e)	4,090,935	8,182
		1,322,229

Surface Transport - 1.76%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	1,410,343	1,435,609
Kenan Advantage Group, Inc. The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,134,582	1,139,103
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	1,346,463	1,346,045
		3,920,757

Telecommunications - 3.94%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	99,325	93,513
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,784,083	1,789,016

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	17

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Telecommunications (continued)
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/19/2028	$871,429	$874,605
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,367,458	1,372,347
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,118,826	1,120,224
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	588,972	588,239
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	1,050,000	967,874
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	1,989,637	1,991,766
		8,797,584

Utilities - 0.70%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	351,962	315,314
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	482,500	453,349
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 1.00% Floor, 12/02/2021	802,935	791,895
		1,560,558

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $303,716,665)		303,310,600

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 3.51%
Structured Finance Obligations - 3.51%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(f)	500,000	495,636
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(f)	500,000	504,360
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	499,985
Fort Washington CLO 2019-1, 3M US L + 7.25%, 10/20/2032(b)(f)	500,000	502,848
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	620,206
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	792,794
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	500,000	500,878
Kayne CLO II, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	750,000	748,211
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(f)	500,000	502,498
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	656,835
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	501,247
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(f)	500,000	499,569
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(f)	500,000	504,317
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	500,000	502,628
		7,832,012

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $7,823,647)		7,832,012

CORPORATE BONDS - 10.94%
Brokers, Dealers & Investment Houses - 0.30%
AG Issuer LLC, 6.250%, 03/01/2028(f)	630,000	666,109

Building & Development - 0.56%
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	939,000	930,906
SRS Distribution, Inc., 6.125%, 07/01/2029(f)	308,000	317,680
		1,248,586
Business Equipment & Services - 2.01%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	300,000	308,013

See Notes to Financial Statements.
18	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	$660,000	$733,877
Garda World Security Corp., 6.000%, 06/01/2029(f)	833,000	827,840
Madison IAQ LLC, 5.875%, 06/30/2029(f)	948,000	965,775
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,067,000	1,131,441
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/2026(f)	490,000	512,222
		4,479,168

Chemical & Plastics - 0.25%
FXI Holdings, Inc.:
7.875%, 11/01/2024(f)	265,000	274,445
12.250%, 11/15/2026(f)	243,000	280,554
		554,999

Containers & Glass Products - 0.44%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	506,000	516,793
Trident TPI Holdings, Inc., 9.250%, 08/01/2024(f)	451,000	473,243
		990,036

Diversified Insurance - 1.46%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,008,000	1,047,886
NFP Corp., 6.875%, 08/15/2028(f)	2,097,000	2,213,866
		3,261,752

Electronics/Electric - 1.45%
Plantronics, Inc., 4.750%, 03/01/2029(f)	1,191,000	1,183,878
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	1,968,000	2,054,651
		3,238,529

Food Products - 0.27%
Dole Food Co., Inc., 7.250%, 06/15/2025(f)	599,000	613,349

Healthcare - 1.36%
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	2,292,000	1,610,405
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,000,000	953,130
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	463,000	480,029
		3,043,564

Leisure Goods/Activities/Movies - 0.79%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	891,000	935,216
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	778,000	818,880
		1,754,096

Property & Casualty Insurance - 0.35%
AssuredPartners, Inc., 5.625%, 01/15/2029(f)	789,000	790,578

Radio & Television - 0.94%
Audacy Capital Corp.:
6.500%, 05/01/2027(f)	1,244,000	1,298,388
6.750%, 03/31/2029(f)	190,000	197,602
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(f)	439,000	441,524
5.500%, 03/01/2030(f)	155,000	158,258
		2,095,772

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	19

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Utilities - 0.76%
Pike Corp., 5.500%, 09/01/2028(f)	$1,629,000	$1,698,811

TOTAL CORPORATE BONDS
(Cost $24,441,326)		24,435,349

	Shares
COMMON STOCK - 0.33%
Building & Development - 0.25%
Dayton Superior LLC(b)(g)	5,726	558,287

Oil & Gas - 0.08%
Ascent Resources - Equity(b)(g)	177,384	164,080

TOTAL COMMON STOCK
(Cost $1,055,536)		722,367

WARRANTS - 0.09%
Healthcare - 0.09%
Carestream Health expires 12/31/2049 at $0.01(b)	52	205,841

Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	45,926	1,148

TOTAL WARRANTS
(Cost $5,012)		206,989

Total Investments- 150.68%
(Cost $337,042,186)		336,507,317

Liabilities in Excess of Other Assets - (2.32)%		(5,175,463)

Leverage Facility - (48.36)%		(108,000,000)

Net Assets - 100.00%		$223,331,854

Amounts above are shown as a percentage of net assets as of June 30, 2021.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1W US L - 1 Week LIBOR as of June 30, 2021 was 0.10%

1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

6M US L - 6 Month LIBOR as of June 30, 2021 was 0.16%

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

(a)

Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)

A portion of this position was not funded as of June 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2021, the Fund has unfunded delayed draw loans in the amount of $189,226. Fair value of these unfunded delayed draws was $187,671.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $32,267,361, which represented approximately 14.45% of net assets as of June 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	21

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.75%
Aerospace & Defense - 2.34%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$587,959	$590,531
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	119,585	120,108
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	204,013	199,040
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	109,591	106,920
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	1,407,600	1,358,334
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,223,343	2,233,682
		4,608,615

Air Transport - 3.10%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,082,447	1,129,874
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	736,745	720,352
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	538,460	517,597
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	465,229	445,827
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	446,565	446,956
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,437,653	1,443,296
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	229,198	230,487
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,157,100	1,173,895
		6,108,284

Automotive - 1.56%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,655,411	1,391,059
GC EOS Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/01/2025	739,543	736,030
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	440,065	440,247
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	512,871	514,933
		3,082,269

Beverage & Tobacco - 0.88%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,741,176	1,741,420

Brokers, Dealers & Investment Houses - 4.30%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,267,561	1,271,877
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	2,688,311	2,704,629
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028(b)	296,000	304,140
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	558,058
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/07/2028	2,213,368	2,218,591
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	613,994	611,615
Zebra Buyer LLC, First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 04/21/2028	813,187	817,253
		8,486,163

Building & Development - 4.32%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	387,583	388,552

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	$1,100,079	$1,101,591
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	664,591	660,923
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	56,195	56,183
Illuminate Merger Sub Corp, First Lien Term Loan, 3M US L + 3.50%, 06/30/2028(b)	425,287	423,161
LBM Acquisition LLC, First Lien B2 Term Loan, 3M US L + 3.75%, 12/17/2027	525,253	521,641
LBM Acquisition LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 12/17/2027	262,626	260,821
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	237,726	236,364
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,069,768	1,063,638
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,095,255	1,098,338
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 3.75%, 0.50% Floor, 06/02/2028	1,156,250	1,156,973
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	189,293	191,817
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	1,361,820	1,365,919
		8,525,921

Business Equipment & Services - 23.35%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	847,824	843,822
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	517,325	516,355
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	579,518	586,762
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	1,123,262	1,127,795
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,603,636	1,602,033
AqGen Ascensus, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	1,159,144	1,162,772
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 05/19/2028	675,962	675,647
3M US L + 6.50%, 12/31/2049(b)	1,114,458	1,108,886
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	634,922	634,725
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	1,820,091	1,832,604
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	515,396	516,416
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	1,766,737	1,759,564
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/18/2028	579,767	582,909
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	92,277	92,777
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/18/2029	581,429	582,519
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	536,145	536,480
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.75%, 06/28/2028	678,899	678,899
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	1,314,300	1,314,425
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	730,074
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	680,357	684,293
Evercommerce, Inc., First Lien B Term Loan, 3M US L + 3.25%, 06/14/2028	513,418	514,701
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,587,642	1,597,278
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	644,684	646,599
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/23/2025	1,707,388	1,713,313

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	23

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	$387,000	$396,433
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	802,345	779,277
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,410,922	1,400,340
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	730,231	720,457
Learning Care Group No. 2, Inc., 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,383,715	1,363,153
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,504,286	1,504,752
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	445,187	445,953
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,093,324	1,094,461
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	186,231	187,362
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	460,606	461,758
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,607,545	1,598,165
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026	1,243,256	1,215,283
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	1,751,870	1,758,125
Project Boost Purchaser LLC, First Lien 2021 Tranche 2 Term Loan, 3M US L + 3.50%, 06/01/2026	314,894	314,895
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	820,007	816,021
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/11/2025	1,053,000	1,051,357
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	920,348	920,030
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	265,950	266,995
Skopima Merger Sub Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/30/2028	560,303	560,566
St. George’s University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 06/29/2028	1,238,860	1,237,311
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	1,796,191	1,789,456
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,145,848	1,145,132
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	542,038	545,087
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	2,451,134	2,457,262
		46,071,279

Cable & Satellite Television - 1.76%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	1,840,464	1,829,191
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	1,638,632	1,642,188
		3,471,379

Chemical & Plastics - 3.79%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,630,938	1,656,853
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	2,048,595	2,061,399
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	517,059	516,818
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,480,000	1,483,700
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	368,170	354,135
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	851,319	832,079
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	571,445
		7,476,429

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Clothing & Textiles - 0.37%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	$740,000	$736,300

Conglomerates - 1.43%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	1,132,010	1,113,716
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	461,928	402,455
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	194,146	195,683
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,142,801	1,104,946
		2,816,800

Containers & Glass Products - 3.77%
Charter Next Generation, Inc., First Lien Initial Retired 06/29/2021 Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	235,075	235,920
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,452,002	1,457,222
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	1,606,722	1,601,701
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	870,750	864,655
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	502,078
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,159,331	2,161,220
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	533,333	306,667
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	304,737	304,101
		7,433,564

Diversified Insurance - 1.11%
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/05/2027	1,336,478	1,340,467
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	856,541	858,147
		2,198,614

Drugs - 2.54%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	348,250	349,556
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 08/30/2024	541,243	542,693
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	1,038,675	1,034,967
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,355,470	1,360,560
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	1,290,698	1,296,241
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 06/30/2028(b)	422,283	418,060
		5,002,077

Ecological Services & Equipment - 1.12%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 1M US L + 3.50%, 07/10/2026	473,293	473,542
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,748,457	1,741,079
		2,214,621

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	25

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Electronics/Electric - 26.89%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	$570,732	$574,870
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	1,554,192	1,547,244
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,144,390	1,144,390
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,759,500	1,743,902
CoreLogic, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/02/2028	1,480,000	1,477,965
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029(b)	553,488	558,331
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	209,020	195,434
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,423,114	1,426,672
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	647,969	655,530
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,916,793	1,923,588
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,037,941	2,045,074
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	787,746	785,446
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	205,795	206,104
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	808,862	811,289
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	720,371	722,817
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,201,646	2,209,902
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	1,630,247	1,635,773
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	381,206	382,358
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	652,768	657,935
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	1,379,781	1,382,513
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,305,684	1,311,912
Infinite Bidco LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	710,448	711,336
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	740,000	742,198
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	1,095,669	1,099,439
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	247,506	246,784
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	1,795,500	1,800,860
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	716,167	717,958
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	870,687	883,568
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	241,026	240,473
Magenta Buyer LLC, First Lien Term Loan, 3M US L + 5.00%, 0.75% Floor, 05/03/2028	1,250,000	1,251,094
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	402,523	403,052
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	675,113	686,719
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,205,007	1,109,065
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/31/2023	588,942	588,795
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,436,400	1,443,223
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	629,873	625,810
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,172,862	2,178,674
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	1,134,102	1,134,635

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	$534,854	$537,595
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,195,640	1,201,607
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	945,795	946,646
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	2,607,692	2,608,344
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,508,454	1,483,353
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	616,667	606,569
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	982,500	984,445
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,440,000	1,432,800
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	1,392,502	1,395,405
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	192,594	188,582
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	2,402,950	2,404,151
		53,052,229

Equipment Leasing - 0.57%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,126,794	1,129,966

Financial Intermediaries - 0.77%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 03/26/2028	1,514,961	1,523,482

Food Products - 0.27%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	533,027	536,025

Food Service - 3.02%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	714,583	709,223
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	596,923	596,610
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	721,143	721,991
K-Mac Holdings Corp., First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/23/2028	395,722	397,083
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	1,714,364	1,693,475
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/05/2027	618,807	620,017
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,213,222
		5,951,621

Food/Drug Retailers - 0.81%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,254,117	1,247,401
3M US L + 4.25%, 0.50% Floor, 03/31/2026	216,019	216,458
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	134,722	134,001
		1,597,860

Healthcare - 20.90%
ADMI Corp., First Lien B3 Term Loan, 3M US L + 4.25%, 0.50% Floor, 12/23/2027	1,027,778	1,027,783
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	1,596,606	1,581,965
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	1,485,581	1,491,619

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	27

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	$1,777,276	$1,761,014
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	126,418	126,892
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	3,678,557	3,612,654
CHG Healthcare Services, Inc., 3M US L + 3.00%, 1.00% Floor, 06/07/2023	1,074,420	1,074,645
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	237,230	235,747
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,164,912	1,157,632
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	676,883	678,396
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,448,980	1,245,217
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	367,765	353,973
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,719,474	1,719,474
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,074,194	1,073,689
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/29/2022	914,992	913,373
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,576,083	1,574,271
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	916,690	915,558
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	1,148,700	1,154,805
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	901,630	904,448
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	1,352,722	1,351,883
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,370,370	1,382,149
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,064,532	1,063,420
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	605,253	607,819
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	808,780	805,015
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.50%, 06/20/2026	200,000	200,438
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	726,475	725,225
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	485,859	486,466
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	395,493	396,646
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	1,607,676	1,616,342
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	293,884	286,291
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,632,410	1,620,510
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	1,896,010	1,885,487
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	879,336	882,084
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,919,068	1,926,610
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	729,375	709,696
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	74,135	63,979
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,369,993	1,349,443
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 03/13/2026	1,285,714	1,266,429
		41,229,087

Home Furnishings - 1.16%
AI Aqua Merger Sub, Inc., First Lien B Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	979,322	982,994

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Home Furnishings (continued)
AI Aqua Merger Sub, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	$122,415	$122,875
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	1,175,280	1,180,422
		2,286,291

Industrial Equipment - 4.91%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	2,047,742	2,058,974
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	171,653	172,404
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/19/2024	1,098,170	1,098,856
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	483,677	484,812
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	43,170	41,875
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	798,644	774,685
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,222,534	1,207,962
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	382,980
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	781,108	780,131
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,291,761	1,272,042
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,412,683	1,416,511
		9,691,232

Insurance - 1.19%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	1,101,947	1,102,641
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	743,761	744,226
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	382,909	378,889
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	133,136	130,057
		2,355,813

Leisure Goods/Activities/Movies - 5.45%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	1,107,852	1,112,012
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	3,203,683	3,018,462
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	1,193,571	1,172,683
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,403,144	1,240,106
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 6M US L + 2.75%, 09/30/2026	222,433	194,386
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,164,407	1,130,202
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	153,074	148,577
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,098,508	1,094,938
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	776,443	753,635
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	328,148	345,025
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	590,100	540,865
		10,750,891

Nonferrous Metals/Minerals - 0.72%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	1,406,588	1,411,131

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	29

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Oil & Gas - 0.97%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	$196,219	$192,638
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	491,727	489,313
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	1,243,887	1,234,776
		1,916,727

Property & Casualty Insurance - 0.67%
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	201,989	202,670
ExamWorks Group, Inc., 3M US L + 3.25%, 1.00% Floor, 07/27/2023	377,523	378,320
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	746,637	749,765
		1,330,755

Publishing - 2.47%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 5.00%, 06/29/2026	730,924	732,755
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,234,355	1,241,817
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,000,000	1,002,500
Recorded Books, Inc., First Lien Add On Term Loan, 3M US L + 4.00%, 08/31/2025	170,000	170,425
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,153,394	1,157,823
Shutterfly, Inc., First Lien B-1 Term Loan, 3M US L + 6.50%, 1.00% Floor, 09/25/2026	566,679	569,039
		4,874,359

Radio & Television - 1.24%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	843,750	844,454
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	728,179	725,347
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	885,954	871,837
		2,441,638

Retailers (except food & drug) - 0.64%
AT Home Group, Inc., First Lien B Term Loan, 3M US L + 4.25%, 0.50% Floor, 06/24/2028(b)	231,250	231,828
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	53,348	44,012
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	605,018	604,479
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	365,733	366,465
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(e)	3,226,826	6,454
		1,253,238

Surface Transport - 1.76%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	1,202,598	1,224,143
Kenan Advantage Group, Inc. The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,097,504	1,101,877
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	1,155,474	1,155,116
		3,481,136

Telecommunications - 4.23%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	81,266	76,510
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,621,839	1,626,323
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/19/2028	850,000	853,098
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,193,482	1,197,749

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Telecommunications (continued)
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	$1,045,805	$1,047,113
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	548,872	548,189
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	700,000	645,250
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	2,355,520	2,358,041
		8,352,273

Utilities - 0.37%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	301,682	270,269
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	482,500	453,350
		723,619

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $265,273,759)		265,863,108

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.52%
Structured Finance Obligations - 5.52%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(f)	500,000	495,636
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(f)	500,000	504,360
CARLYLE US CLO 2018-2, Ltd., 3M US L + 5.25%, 10/15/2031(b)(f)	500,000	481,770
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	499,985
Fort Washington CLO 2019-1, 3M US L + 7.25%, 10/20/2032(b)(f)	500,000	502,848
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	620,206
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	791,843
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	250,000	250,439
Kayne CLO II, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	750,000	748,211
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	656,835
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(b)(f)	1,000,000	1,001,919
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	501,247
OHA Credit Funding 6, Ltd., 3M US L + 7.33%, 07/20/2031(b)(f)	250,000	250,504
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(f)	500,000	499,569
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	249,012
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	2,330,315
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(f)	250,000	252,159
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	250,000	251,314
		10,888,172

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $11,023,835)		10,888,172

CORPORATE BONDS - 24.78%
Aerospace & Defense - 0.34%
TransDigm, Inc., 6.250%, 03/15/2026(f)	631,000	666,494

Brokers, Dealers & Investment Houses - 0.52%
AG Issuer LLC, 6.250%, 03/01/2028(f)	972,000	1,027,710

Building & Development - 3.05%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	468,000	502,646
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	529,000	568,432
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	902,000	894,225
Griffon Corp., 5.750%, 03/01/2028	1,216,000	1,295,849

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
JELD-WEN, Inc., 6.250%, 05/15/2025	$771,000	$825,043
SRS Distribution, Inc., 6.125%, 07/01/2029(f)	300,000	309,429
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	284,000	313,510
Tutor Perini Corp., 6.875%, 05/01/2025(f)	1,264,000	1,302,868
		6,012,002

Business Equipment & Services - 2.65%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	258,000	264,891
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	567,000	630,467
Garda World Security Corp., 6.000%, 06/01/2029(f)	807,000	802,000
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	278,000	289,440
5.250%, 07/15/2030(f)	280,000	296,776
Madison IAQ LLC, 5.875%, 06/30/2029(f)	921,000	938,269
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,430,000	1,516,365
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/2026(f)	474,000	495,496
		5,233,704

Cable & Satellite Television - 1.24%
Altice France Holding SA, 6.000%, 02/15/2028(f)	1,140,000	1,136,785
Altice France SA, 7.375%, 05/01/2026(f)	644,000	670,520
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	629,000	636,309
		2,443,614

Chemical & Plastics - 0.24%
FXI Holdings, Inc.:
7.875%, 11/01/2024(f)	228,000	236,126
12.250%, 11/15/2026(f)	209,000	241,300
		477,426

Containers & Glass Products - 1.85%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	1,333,000	1,361,433
Flex Acquisition Co., Inc., 6.875%, 01/15/2025(f)	575,000	585,795
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(f)	437,000	458,553
6.625%, 11/01/2025(f)	1,200,000	1,234,872
		3,640,653

Diversified Insurance - 1.72%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,364,000	1,417,973
NFP Corp., 6.875%, 08/15/2028(f)	1,879,000	1,983,717
		3,401,690

Electronics/Electric - 1.96%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	484,000	510,015
Plantronics, Inc., 4.750%, 03/01/2029(f)	1,141,000	1,134,177
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	2,123,000	2,216,476
		3,860,668

Food Products - 0.73%
Dole Food Co., Inc., 7.250%, 06/15/2025(f)	572,000	585,702
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.625%, 03/01/2029(f)	851,000	859,485
		1,445,187

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Food Service - 0.21%
IRB Holding Corp., 7.000%, 06/15/2025(f)	$386,000	$417,660

Healthcare - 2.58%
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	1,875,000	1,317,413
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,500,000	1,429,695
Tenet Healthcare Corp., 5.125%, 11/01/2027(f)	1,200,000	1,260,042
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	1,048,000	1,086,545
		5,093,695

Home Furnishings - 0.30%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	550,000	585,761

Industrial Equipment - 0.12%
TK Elevator US Newco, Inc., 5.250%, 07/15/2027(f)	233,000	245,815

Leisure Goods/Activities/Movies - 0.87%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	883,000	926,819
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	754,000	793,619
		1,720,438

Nonferrous Metals/Minerals - 0.23%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	429,000	447,617

Oil & Gas - 0.06%
CSI Compressco LP / CSI Compressco Finance, Inc., 7.500%, 04/01/2025(f)	116,000	117,972

Property & Casualty Insurance - 0.74%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	1,136,000	1,164,212
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	286,000	305,590
		1,469,802

Radio & Television - 2.22%
Audacy Capital Corp.:
6.500%, 05/01/2027(f)	1,191,000	1,243,070
6.750%, 03/31/2029(f)	185,000	192,402
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(f)	419,000	421,409
5.500%, 03/01/2030(f)	750,000	765,765
Univision Communications, Inc., 6.625%, 06/01/2027(f)	1,616,000	1,753,037
		4,375,683

Steel - 0.61%
GrafTech Finance, Inc., 4.625%, 12/15/2028(f)	1,163,000	1,197,535

Surface Transport - 0.46%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	860,000	915,900

Telecommunications - 1.34%
CommScope Technologies LLC, 6.000%, 06/15/2025(f)	1,139,000	1,164,628
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	1,390,000	1,471,676
		2,636,304

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Utilities - 0.74%
Pike Corp., 5.500%, 09/01/2028(f)	$1,397,000	$1,456,868

TOTAL CORPORATE BONDS
(Cost $47,589,945)		48,890,198

	Shares
COMMON STOCK - 0.21%
Building & Development - 0.21%
Dayton Superior LLC(b)(g)	4,295	418,716

TOTAL COMMON STOCK
(Cost $330,640)		418,716

WARRANTS - 0.14%
Healthcare - 0.14%
Carestream Health expires 12/31/2049 at $0.01(b)	71	282,085

TOTAL WARRANTS
(Cost $0)		282,085

Total Investments- 165.40%
(Cost $324,218,179)		326,342,279

Liabilities in Excess of Other Assets - (4.57)%		(9,004,835)

Mandatory Redeemable Preferred Shares - (10.20)%
(liquidation preference plus distributions payable on term preferred shares)		(20,126,945)

Leverage Facility - (50.63)%		(99,900,000)

Net Assets - 100.00%		$197,310,499

Amounts above are shown as a percentage of net assets as of June 30, 2021.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1W US L - 1 Week LIBOR as of June 30, 2021 was 0.10%

1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

6M US L - 6 Month LIBOR as of June 30, 2021 was 0.16%

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2021, the Fund has unfunded delayed draw loans in the amount of $176,683. Fair value of these unfunded delayed draws was $175,395.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $57,343,968, which represented approximately 29.06% of net assets as of June 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	35

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.43%
Aerospace & Defense - 2.30%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$1,906,894	$1,915,237
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	387,843	389,540
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	647,516	631,732
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	347,848	339,370
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026(b)	4,691,996	4,527,776
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,258,916	7,292,669
		15,096,324

Air Transport - 3.00%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	3,510,638	3,664,457
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	2,379,948	2,326,994
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	1,794,865	1,725,324
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	1,512,577	1,449,495
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	1,488,549	1,489,851
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	4,312,959	4,329,888
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	928,739	933,963
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	3,752,757	3,807,228
		19,727,200

Automotive - 1.74%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	5,695,211	4,785,743
GC EOS Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/01/2025	2,798,392	2,785,100
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	2,200,321	2,201,234
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	1,663,366	1,670,053
		11,442,130

Beverage & Tobacco - 0.86%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	5,647,059	5,647,849

Brokers, Dealers & Investment Houses - 4.23%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	4,226,195	4,240,585
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	8,782,028	8,835,335
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028(b)	960,000	986,400
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,860,194
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/07/2028	7,198,306	7,215,294
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	2,046,648	2,038,718
Zebra Buyer LLC, First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 04/21/2028	2,637,363	2,650,549
		27,827,075

Building & Development - 4.28%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	1,313,475	1,316,758

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Building & Development (continued)
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	$3,666,929	$3,671,971
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,205,816	2,193,640
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	205,053	205,010
Illuminate Merger Sub Corp, First Lien Term Loan, 3M US L + 3.50%, 06/30/2028(b)	1,379,310	1,372,414
LBM Acquisition LLC, First Lien B2 Term Loan, 3M US L + 3.75%, 12/17/2027	1,696,970	1,685,303
LBM Acquisition LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 12/17/2027	848,485	842,651
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	766,694	762,301
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	3,450,122	3,430,353
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	3,567,807	3,577,851
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 3.75%, 0.50% Floor, 06/02/2028	3,755,208	3,757,555
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	674,659	683,655
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	4,615,058	4,628,949
		28,128,411

Business Equipment & Services - 23.48%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	2,833,615	2,820,240
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	1,733,325	1,730,075
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	1,878,213	1,901,691
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	3,776,673	3,791,912
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	5,345,455	5,340,109
AqGen Ascensus, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	7,033,798	7,055,813
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 05/19/2028	2,192,308	2,191,288
3M US L + 6.50%, 12/31/2049(b)	3,614,458	3,596,386
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	2,751,328	2,750,475
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	6,075,711	6,117,482
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	1,746,619	1,750,077
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	4,658,193	4,639,281
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/18/2028	1,880,326	1,890,517
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	299,277	300,899
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/18/2029	1,885,714	1,889,250
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	1,734,940	1,736,024
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.75%, 06/28/2028	2,201,835	2,201,835
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	4,954,211	4,954,682
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,474,141
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	2,288,724	2,301,964
Evercommerce, Inc., First Lien B Term Loan, 3M US L + 3.25%, 06/14/2028	1,658,734	1,662,881
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	5,298,049	5,330,208
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	2,143,435	2,149,801
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/23/2025	5,576,585	5,595,935

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	37

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	$1,311,500	$1,343,468
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	3,209,378	3,117,108
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	3,954,922	3,925,260
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,531,781	2,497,893
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	4,508,860	4,441,858
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	5,014,286	5,015,840
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,445,856	1,448,342
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	3,644,415	3,648,205
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	607,609	611,297
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	2,303,030	2,308,788
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	5,358,483	5,327,216
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026	4,144,187	4,050,943
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	5,895,062	5,916,108
Project Boost Purchaser LLC, First Lien 2021 Tranche 2 Term Loan, 3M US L + 3.50%, 06/01/2026	1,021,277	1,021,282
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	2,827,056	2,813,317
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/11/2025	3,510,000	3,504,524
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	3,118,957	3,117,880
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	901,275	904,817
Skopima Merger Sub Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/30/2028	1,821,685	1,822,542
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 06/29/2028	4,017,924	4,012,902
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	6,635,329	6,610,446
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	772,529	772,046
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	1,836,906	1,847,238
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	8,070,794	8,090,971
		154,343,257

Cable & Satellite Television - 1.87%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	6,914,175	6,871,826
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	5,444,149	5,455,963
		12,327,789

Chemical & Plastics - 3.76%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	5,482,234	5,569,347
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	6,828,649	6,871,328
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	1,708,235	1,707,441
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	4,800,000	4,812,000
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	1,206,358	1,160,372
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	2,735,977	2,674,143

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Chemical & Plastics (continued)
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	$1,995,334	$1,936,412
		24,731,043

Clothing & Textiles - 0.36%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	2,400,000	2,388,000

Conglomerates - 1.41%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,460,135	3,404,219
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	1,710,653	1,490,406
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	614,797	619,663
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	3,858,828	3,731,005
		9,245,293

Containers & Glass Products - 3.93%
Charter Next Generation, Inc., First Lien Initial Retired 06/29/2021 Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	809,701	812,612
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	5,264,783	5,283,710
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	5,224,326	5,208,000
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	2,902,500	2,882,183
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,673,595
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	7,043,299	7,049,462
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	2,666,667	1,533,333
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	1,382,390	1,379,508
		25,822,403

Diversified Insurance - 1.10%
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/05/2027	4,334,522	4,347,461
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	2,902,723	2,908,165
		7,255,626

Drugs - 2.36%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	1,180,181	1,184,606
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	4,154,696	4,139,864
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	4,585,987	4,603,207
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	4,191,860	4,209,864
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 06/30/2028(b)	1,369,565	1,355,870
		15,493,411

Ecological Services & Equipment - 1.04%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 1M US L + 3.50%, 07/10/2026	1,535,005	1,535,811

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	39

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Ecological Services & Equipment (continued)
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	$5,364,466	$5,341,828
		6,877,639

Electronics/Electric - 28.11%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,843,902	1,857,271
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	5,180,639	5,157,481
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	3,839,315	3,839,316
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,865,000	5,813,007
CoreLogic, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/02/2028	4,800,000	4,793,400
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029(b)	1,786,047	1,801,674
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	1,045,100	977,168
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	4,804,685	4,816,697
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	2,114,098	2,138,769
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	6,193,019	6,214,973
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	6,786,503	6,810,256
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,560,175	2,552,699
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	679,814	680,834
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	2,435,132	2,442,438
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	2,441,259	2,449,547
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	9,814,590	9,851,394
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	5,477,303	5,495,871
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	1,291,866	1,295,768
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	2,192,762	2,210,117
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	4,985,707	4,995,578
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,371,364	4,392,216
Infinite Bidco LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	2,304,478	2,307,358
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	2,400,000	2,407,128
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	6,332,067	6,353,850
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	809,411	807,052
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	6,084,750	6,102,913
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	2,305,710	2,311,474
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	2,950,660	2,994,315
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	521,669	520,472
Magenta Buyer LLC, First Lien Term Loan, 3M US L + 5.00%, 0.75% Floor, 05/03/2028	4,054,054	4,057,601
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	4,227,644	4,233,204
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	2,180,856	2,218,345
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	4,016,691	3,696,882
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/31/2023	1,969,649	1,969,157
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	4,867,800	4,890,922
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	2,171,521	2,157,515

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	$6,539,870	$6,557,364
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	3,795,179	3,796,963
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,674,270	2,687,975
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	3,893,673	3,913,102
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	3,225,171	3,228,073
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	8,885,470	8,887,692
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,051,453	4,967,397
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	2,000,000	1,967,250
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	3,329,583	3,336,176
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	4,800,000	4,776,000
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	4,608,479	4,618,088
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	641,980	628,607
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	7,801,458	7,805,359
		184,784,708

Equipment Leasing - 0.56%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	3,681,113	3,691,475

Financial Intermediaries - 0.75%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 03/26/2028	4,913,386	4,941,024

Food Products - 0.28%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,806,369	1,816,530

Food Service - 3.03%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	2,645,669	2,625,826
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,989,744	1,988,699
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	2,443,875	2,446,747
K-Mac Holdings Corp., First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/23/2028	1,283,422	1,287,837
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	5,559,926	5,492,179
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/05/2027	2,097,069	2,101,168
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,966,782
		19,909,238

Food/Drug Retailers - 0.82%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	4,046,495	4,024,826
3M US L + 4.25%, 0.50% Floor, 03/31/2026	699,029	700,448
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	673,611	670,004
		5,395,278

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	41

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Healthcare - 20.43%
ADMI Corp., First Lien B3 Term Loan, 3M US L + 4.25%, 0.50% Floor, 12/23/2027	$3,333,333	$3,333,350
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	4,461,617	4,420,704
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	4,835,350	4,855,006
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	5,979,701	5,924,987
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	395,965	397,450
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	11,728,762	11,518,640
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/07/2023	3,641,089	3,641,854
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	800,935	795,929
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,933,034	3,908,452
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	3,692,916	3,701,170
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	4,829,933	4,150,724
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,227,892	1,181,846
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,827,105	5,827,105
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,483,871	3,482,234
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/29/2022	2,748,130	2,743,266
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	5,419,855	5,413,622
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	2,993,131	2,989,435
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	3,892,817	3,913,507
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	3,055,525	3,065,074
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	4,401,551	4,398,822
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	4,472,222	4,510,661
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	3,576,500	3,572,762
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	2,008,340	2,016,855
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	5,305,897	5,281,198
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.50%, 06/20/2026	620,000	621,358
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	2,373,314	2,369,232
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	1,575,758	1,577,727
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	1,277,746	1,281,471
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	6,387,254	6,421,681
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	957,283	932,552
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,334,055	5,295,169
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	6,282,757	6,247,888
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	2,821,989	2,830,808
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	3,344,574	3,357,718
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	247,649	213,721
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,914,266	3,855,552

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 03/13/2026	$4,357,143	$4,291,786
		134,341,316

Home Furnishings - 1.13%
AI Aqua Merger Sub, Inc., First Lien B Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	3,176,179	3,188,089
AI Aqua Merger Sub, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	397,022	398,511
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	3,803,628	3,820,269
		7,406,869

Industrial Equipment - 4.94%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	6,698,934	6,735,678
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	556,712	559,148
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/19/2024	4,303,900	4,306,590
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	1,560,774	1,564,434
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	146,299	141,910
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	2,706,517	2,625,321
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,954,433	3,907,296
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,276,602
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	2,555,947	2,552,752
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	4,061,199	3,999,205
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	4,782,008	4,794,967
		32,463,903

Insurance - 1.00%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	3,712,651	3,714,990
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,405,951	2,407,455
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	443,787	433,524
		6,555,969

Leisure Goods/Activities/Movies - 4.74%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	3,732,442	3,746,457
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	9,821,040	9,253,236
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	4,044,878	3,974,093
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	4,575,052	4,043,454
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 6M US L + 2.75%, 09/30/2026	723,186	631,996
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	3,734,222	3,624,529
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	490,903	476,483
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	2,538,213	2,463,653
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	1,093,828	1,150,084
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	1,967,001	1,802,884
		31,166,869

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	43

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Nonferrous Metals/Minerals - 0.69%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	$4,556,731	$4,571,449

Oil & Gas - 1.04%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	662,187	650,102
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,905,564	1,896,207
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	4,353,194	4,321,307
		6,867,616

Property & Casualty Insurance - 0.66%
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	684,517	686,827
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/27/2023	1,208,074	1,210,623
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	2,424,888	2,435,048
		4,332,498

Publishing - 2.47%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 5.00%, 06/29/2026	2,361,446	2,367,361
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	4,114,475	4,139,347
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	3,388,889	3,397,361
Recorded Books, Inc., First Lien Add On Term Loan, 3M US L + 4.00%, 08/31/2025	550,000	551,375
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	3,908,723	3,923,732
Shutterfly, Inc., First Lien B-1 Term Loan, 3M US L + 6.50%, 1.00% Floor, 09/25/2026	1,848,882	1,856,583
		16,235,759

Radio & Television - 1.28%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	2,759,192	2,761,496
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	2,705,467	2,694,942
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	3,002,401	2,954,558
		8,410,996

Retailers (except food & drug) - 0.64%
AT Home Group, Inc., First Lien B Term Loan, 3M US L + 4.25%, 0.50% Floor, 06/24/2028(b)	750,000	751,875
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	213,391	176,047
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	2,058,522	2,056,690
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	1,194,399	1,196,788
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(e)	2,065,632	4,131
		4,185,531

Surface Transport - 1.92%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	3,974,732	4,045,940
Kenan Advantage Group, Inc. The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	3,559,472	3,573,656
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	4,995,030	4,993,481
		12,613,077

Telecommunications - 3.86%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	270,886	255,035

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Telecommunications (continued)
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	$5,343,836	$5,358,612
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/19/2028	2,742,857	2,752,855
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	4,069,516	4,084,065
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	2,977,325	2,981,047
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	1,766,917	1,764,717
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	3,500,000	3,226,247
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	4,974,093	4,979,415
		25,401,993

Utilities - 0.36%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	1,022,366	915,912
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	1,544,965	1,451,626
		2,367,538

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $878,327,280)		883,813,086

CORPORATE BONDS - 25.12%
Aerospace & Defense - 0.36%
TransDigm, Inc., 6.250%, 03/15/2026(f)	2,244,000	2,370,225

Brokers, Dealers & Investment Houses - 0.53%
AG Issuer LLC, 6.250%, 03/01/2028(f)	3,297,000	3,485,968

Building & Development - 3.09%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	1,624,000	1,744,225
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	1,794,000	1,927,725
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	2,936,000	2,910,692
Griffon Corp., 5.750%, 03/01/2028	4,200,000	4,475,793
JELD-WEN, Inc., 6.250%, 05/15/2025	2,614,000	2,797,228
SRS Distribution, Inc., 6.125%, 07/01/2029(f)	971,000	1,001,519
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	963,000	1,063,065
Tutor Perini Corp., 6.875%, 05/01/2025(f)	4,295,000	4,427,071
		20,347,318

Business Equipment & Services - 2.65%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	871,000	894,264
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	1,915,000	2,129,356
Garda World Security Corp., 6.000%, 06/01/2029(f)	2,622,000	2,605,757
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	943,000	981,805
5.250%, 07/15/2030(f)	949,000	1,005,859
Madison IAQ LLC, 5.875%, 06/30/2029(f)	2,994,000	3,050,137
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	4,841,000	5,133,372
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/2026(f)	1,536,000	1,605,658
		17,406,208

Cable & Satellite Television - 1.36%
Altice France Holding SA, 6.000%, 02/15/2028(f)	4,700,000	4,686,746
Altice France SA, 7.375%, 05/01/2026(f)	2,032,000	2,115,678

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	45

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Cable & Satellite Television (continued)
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	$2,131,000	$2,155,762
		8,958,186

Chemical & Plastics - 0.25%
FXI Holdings, Inc.:
7.875%, 11/01/2024(f)	772,000	799,514
12.250%, 11/15/2026(f)	707,000	816,263
		1,615,777

Containers & Glass Products - 1.68%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	4,519,000	4,615,390
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(f)	1,426,000	1,496,331
6.625%, 11/01/2025(f)	4,800,000	4,939,488
		11,051,209

Diversified Insurance - 1.74%
HUB International, Ltd., 7.000%, 05/01/2026(f)	4,628,000	4,811,130
NFP Corp., 6.875%, 08/15/2028(f)	6,259,000	6,607,814
		11,418,944

Electronics/Electric - 1.91%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	1,587,000	1,672,301
Plantronics, Inc., 4.750%, 03/01/2029(f)	3,680,000	3,657,994
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	6,948,000	7,253,920
		12,584,215

Food Products - 0.71%
Dole Food Co., Inc., 7.250%, 06/15/2025(f)	1,850,000	1,894,317
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.625%, 03/01/2029(f)	2,758,000	2,785,497
		4,679,814

Food Service - 0.22%
IRB Holding Corp., 7.000%, 06/15/2025(f)	1,307,000	1,414,200

Healthcare - 2.36%
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	6,250,000	4,391,375
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	3,500,000	3,335,955
Tenet Healthcare Corp., 5.125%, 11/01/2027(f)	4,000,000	4,200,140
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	3,465,000	3,592,443
		15,519,913

Home Furnishings - 0.39%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	2,422,000	2,579,478

Industrial Equipment - 0.13%
TK Elevator US Newco, Inc., 5.250%, 07/15/2027(f)	786,000	829,230

Leisure Goods/Activities/Movies - 0.84%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	2,809,000	2,948,397
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	2,450,000	2,578,735
		5,527,132

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Value
Nonferrous Metals/Minerals - 0.23%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	$1,447,000	$1,509,793

Oil & Gas - 0.03%
CSI Compressco LP / CSI Compressco Finance, Inc., 7.500%, 04/01/2025(f)	186,000	189,162

Property & Casualty Insurance - 0.86%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	4,545,000	4,657,875
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	955,000	1,020,413
		5,678,288

Radio & Television - 2.63%
Audacy Capital Corp.:
6.500%, 05/01/2027(f)	3,848,000	4,016,234
6.750%, 03/31/2029(f)	600,000	624,006
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028(f)	2,512,000	2,656,201
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(f)	1,356,000	1,363,797
5.500%, 03/01/2030(f)	2,481,000	2,533,151
Univision Communications, Inc., 6.625%, 06/01/2027(f)	5,606,000	6,081,389
		17,274,778

Steel - 0.58%
GrafTech Finance, Inc., 4.625%, 12/15/2028(f)	3,720,000	3,830,465

Surface Transport - 0.46%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	2,812,000	2,994,780

Telecommunications - 1.36%
CommScope Technologies LLC, 6.000%, 06/15/2025(f)	3,861,000	3,947,872
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	4,714,000	4,990,995
		8,938,867

Utilities - 0.75%
Pike Corp., 5.500%, 09/01/2028(f)	4,733,000	4,935,833

TOTAL CORPORATE BONDS
(Cost $160,570,875)		165,139,783

	Shares
COMMON STOCK - 1.22%
Building & Development - 0.23%
Brock Holdings III Inc.(b)(g)	164,832	–
Dayton Superior LLC(b)(g)	15,747	1,535,292
		1,535,292

Oil & Gas - 0.99%
Ascent Resources - Equity(b)(g)	886,921	820,402
Ridgeback Resources Inc.(b)(g)	1,201,345	4,700,325
Total Safety Holdings, LLC(g)	2,951	811,525
Utex Industries Holdings, LLC(b)(g)	3,182	144,781
		6,477,033

TOTAL COMMON STOCK
(Cost $18,219,817)		8,012,325

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	47

Blackstone Strategic Credit Fund	Portfolio of Investments

June 30, 2021 (Unaudited)

	Shares	Value
WARRANTS - 0.14%
Healthcare - 0.14%
Carestream Health expires 12/31/2049 at $0.01(b)	228	$899,406

Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	229,630	5,741
Utex Industries Holdings, LLC expires 12/31/2025 at $114.76(b)	7,955	–
		5,741

TOTAL WARRANTS
(Cost $25,062)		905,147

Total Investments- 160.91%
(Cost $1,057,143,034)		1,057,870,341

Liabilities in Excess of Other Assets - (4.01)%		(26,367,698)

Mandatory Redeemable Preferred Shares - (6.89)%
(liquidation preference plus distributions payable on term preferred shares)		(45,285,626)

Leverage Facility - (50.01)%		(328,800,000)

Net Assets - 100.00%		$657,417,016

Amounts above are shown as a percentage of net assets as of June 30, 2021.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1W US L - 1 Week LIBOR as of June 30, 2021 was 0.10%

1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

6M US L - 6 Month LIBOR as of June 30, 2021 was 0.16%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2021, the Fund has unfunded delayed draw loans in the amount of $579,590. Fair value of these unfunded delayed draws was $575,166.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $156,803,696, which represented approximately 23.85% of net assets as of June 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Assets and Liabilities

June 30, 2021 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $337,042,186, $324,218,179 and $1,057,143,034, respectively)	$336,507,317	$326,342,279	$1,057,870,341
Cash	6,206,665	2,200,484	17,857,879
Receivable for investment securities sold	24,315,106	20,456,440	67,068,459
Interest receivable	973,787	1,447,372	3,892,402
Receivable for dividend reinvest	19,120	–	–
Prepaid offering cost	–	423,217	–
Prepaid expenses and other assets	93,381	92,149	127,204
Total Assets	368,115,376	350,961,941	1,146,816,285

LIABILITIES:
Payable for investment securities purchased	35,996,114	33,071,321	113,367,564
Leverage facility	108,000,000	99,900,000	328,800,000
Interest due on leverage facility	151,664	78,213	256,023
Net unrealized depreciation on unfunded loan commitments	1,078	879	3,038
Accrued investment advisory fee payable	242,392	194,407	847,030
Accrued fund accounting and administration fees payable	134,396	113,022	402,930
Accrued trustees' fees payable	23,537	25,759	81,283
Other payables and accrued expenses	234,341	215,226	523,017
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(74,330) and $(167,242), respectively)(a)	–	19,925,670	44,832,758
Distributions payable on mandatory redeemable preferred shares	–	126,945	285,626
Total Liabilities	144,783,522	153,651,442	489,399,269
Net Assets Attributable to Common Shareholders	$223,331,854	$197,310,499	$657,417,016

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,523,244, 12,707,797 and 44,664,382 shares issued and outstanding)	$13,523	$12,708	$44,664
Paid-in capital in excess of par value	263,759,374	236,880,361	839,706,474
Total distributable earnings	(40,441,043)	(39,582,570)	(182,334,122)
Net Assets Attributable to Common Shareholders	$223,331,854	$197,310,499	$657,417,016

Net Asset Value per Common Share	$16.51	$15.53	$14.72

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	49

Blackstone Credit Funds	Statements of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$9,786,594	$9,599,176	$30,900,390
Facility and other fees	88,083	62,835	195,262
Total Investment Income	9,874,677	9,662,011	31,095,652

EXPENSES:
Investment advisory fee	1,455,755	1,161,436	5,063,019
Fund accounting and administration fees	173,970	141,801	538,230
Insurance expense	41,851	41,995	50,015
Legal and audit fees	140,497	124,508	292,731
Custodian fees	27,215	20,359	71,595
Trustees' fees and expenses	48,327	47,644	154,244
Printing expense	18,994	11,339	37,638
Transfer agent fees	10,515	15,566	15,769
Interest on leverage facility	648,358	606,100	1,941,803
Amortization of deferred financing costs	–	17,796	40,041
Other expenses	13,565	29,727	38,981
Distributions to mandatory redeemable preferred shares	–	360,418	810,940
Total Expenses	2,579,047	2,578,689	9,055,006
Net Investment Income	7,295,630	7,083,322	22,040,646

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	1,847,715	896,685	(1,550,768)
Foreign currency transactions	(27)	(18)	(331)
Net realized gain/(loss):	1,847,688	896,667	(1,551,099)
Net change in unrealized appreciation/(depreciation) on:
Investment securities and unfunded commitments	4,324,604	4,589,320	19,176,197
Net change in unrealized appreciation on investments	4,324,604	4,589,320	19,176,197
Net Realized and Unrealized Gain on Investments	6,172,292	5,485,987	17,625,098

Net Increase in Net Assets Attributable to Common Shares from Operations	$13,467,922	$12,569,309	$39,665,744

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020 (a)	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020 (a)	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020 (a)
FROM OPERATIONS:
Net investment income(b)	$7,295,630	$15,804,036	$7,083,322	$14,931,604	$22,040,646	$48,110,490
Net realized gain/(loss)	1,847,688	(28,971,097)	896,667	(24,590,233)	(1,551,099)	(109,694,472)
Net change in unrealized appreciation on Investment securities and unfunded commitments	4,324,604	16,052,996	4,589,320	14,722,344	19,176,197	62,920,804
Net Increase in Net Assets Attributable to Common Shares from Operations	13,467,922	2,885,935	12,569,309	5,063,715	39,665,744	1,336,822

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(4,975,807)	(15,772,221)	(5,159,365)	(15,160,538)	(15,989,849)	(48,907,498)
Net Decrease in Net Assets from Distributions to Common Shareholders	(4,975,807)	(15,772,221)	(5,159,365)	(15,160,538)	(15,989,849)	(48,907,498)

Cost of shares repurchased	(451,154)	(22,708,214)	–	–	–	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	37,865	–	–	15,002	–	–
Net Increase/(Decrease) from Capital Share Transactions	(413,289)	(22,708,214)	–	15,002	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	8,078,826	(35,594,500)	7,409,944	(10,081,821)	23,675,895	(47,570,676)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	215,253,028	250,847,528	189,900,555	199,982,376	633,741,121	681,311,797
End of period	$223,331,854	$215,253,028	$197,310,499	$189,900,555	$657,417,016	$633,741,121

(a)	Prior to December 10, 2020 the Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit Fund were known as the Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund.
(b)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $360,418 and $810,940, respectively, to holders of MRPS for the six months ended June 30, 2021. For the fiscal year ended December 31, 2020, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,000 and $1,624,499, respectively, to holders of MRPS. See Note 12 for details on tax characterization of distributions.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	51

Blackstone Credit Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$13,467,922	$12,569,309	$39,665,744
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(181,901,327)	(170,651,789)	(534,381,483)
Proceeds from disposition of investment securities	171,462,855	156,212,242	496,527,557
Net discounts (accreted)/premiums amortized	(591,110)	(570,700)	(1,629,933)
Net realized (gain)/loss on:
Investment securities	(1,847,715)	(896,685)	1,550,768
Net change in unrealized (appreciation)/depreciation on:
Investment securities and unfunded commitments	(4,324,604)	(4,589,320)	(19,176,197)
Amortization of deferred financing costs	–	17,796	40,041
(Increase)/Decrease in assets:
Interest receivable	104,636	21,493	745,161
Prepaid offering costs	–	(15,759)	–
Receivable for dividend reinvest	(19,120)	–	–
Prepaid expenses and other assets	(59,885)	(58,514)	(87,127)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(582)	(1,311)
Interest due on loan facility	21,419	(1,386)	21,284
Net unrealized depreciation on unfunded loan commitments	(3,702)	(3,208)	(10,860)
Accrued investment advisory fees payable	923	1,460	9,864
Accrued fund accounting and administration expense	33,447	22,825	97,649
Accrued trustees' fees payable	(1,604)	3,983	8,442
Other payables and accrued expenses	(126,582)	(50,377)	(78,193)
Net Cash Provided by (Used in) Operating Activities	(3,784,447)	(7,989,212)	(16,698,594)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	12,500,000	5,500,000	29,700,000
Payments on leverage facility	(4,500,000)	(1,500,000)	(10,000,000)
Cost of shares repurchased	(818,773)	–	–
Distributions paid - common shareholders - net of distributions reinvested	(6,336,547)	(6,417,437)	(19,964,979)
Net Cash Provided by (Used in) Financing Activities	844,680	(2,417,437)	(264,979)

Net Decrease in Cash	(2,939,767)	(10,406,649)	(16,963,573)
Cash, beginning balance	$9,146,432	$12,607,133	$34,821,452
Cash, ending balance	$6,206,665	$2,200,484	$17,857,879

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$626,939	$607,486	$1,920,519

Reinvestment of distributions	$37,865	–	–

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.88		$16.41	$16.48	$17.57	$17.61	$15.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.54		1.08	1.31	1.32	1.26	1.24
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.46		(0.72)	(0.06)	(1.00)	(0.14)	1.57
Total Income from Investment Operations	1.00		0.36	1.25	0.32	1.12	2.81

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.37)		(1.09)	(1.32)	(1.41)	(1.16)	(1.16)
Total Distributions to Common Shareholders	(0.37)		(1.09)	(1.32)	(1.41)	(1.16)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–		0.20	–	–	–	–
Total Capital Share Transactions	–		0.20	–	–	–	–
Net asset value per common share - end of period	$16.51		$15.88	$16.41	$16.48	$17.57	$17.61
Market price per common share - end of period	$16.35		$14.22	$16.15	$15.33	$18.00	$18.08

Total Investment Return - Net Asset Value(c)	6.41%		4.98%	7.92%	1.88%	6.67%	18.44%
Total Investment Return - Market Price(c)	17.68%		(4.48%)	14.17%	(7.49%)	6.44%	30.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$223,332		$215,253	$250,848	$251,645	$267,903	$268,153
Ratio of expenses to average net assets attributable to common shares	2.36	%(d)	2.75%	3.54%	3.35%	3.01%	2.59%
Ratio of expenses to average managed assets(e)	1.59	%(d)	1.87%	2.37%	2.25%	2.02%	1.74%
Ratio of net investment income to average net assets attributable to common shares	6.66	%(d)	7.19%	7.82%	7.49%	7.11%	7.48%
Portfolio turnover rate	59	%(f)	76%	40%	88%	135%	99%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$108,000		$100,000	$123,500	$124,000	$132,000	$131,000
Average borrowings outstanding during the period (000s)	$105,481		$104,521	$125,408	$132,067	$132,323	$122,782
Asset coverage, end of period per $1,000(g)	$3,068		$3,153	$3,031	$3,029	$3,030	$3,047

(a)	Prior to December 10, 2020 the Blackstone Senior Floating Rate Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.
(b)	Calculated using average common shares outstanding.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	53

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.94		$15.74	$15.62	$17.09	$16.94	$15.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.56		1.18	1.46	1.46	1.34	1.40
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.44		(0.79)	0.12	(1.32)	0.05	1.60
Total Income from Investment Operations	1.00		0.39	1.58	0.14	1.39	3.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.41)		(1.19)	(1.46)	(1.61)	(1.24)	(1.43)
Total Distributions to Common Shareholders	(0.41)		(1.19)	(1.46)	(1.61)	(1.24)	(1.43)

Net asset value per common share - end of period	$15.53		$14.94	$15.74	$15.62	$17.09	$16.94
Market price per common share - end of period	$15.12		$13.42	$15.64	$13.74	$15.92	$15.92

Total Investment Return - Net Asset Value(d)	6.90%		4.41%	10.73%	1.25%	8.85%	21.21%
Total Investment Return - Market Price(d)	15.87%		(5.62%)	25.08%	(4.40%)	7.90%	29.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$197,310		$189,901	$199,982	$198,399	$217,067	$215,236
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	2.66	%(e)	3.08%	3.85%	3.73%	3.03%	2.58%
Ratio of expenses to average managed assets(f)	1.65	%(e)	1.89%	2.36%	2.31%	1.93%	1.73%
Ratio of net investment income to average net assets attributable to common shares	7.32	%(e)	8.28%	9.15%	8.52%	7.82%	8.67%
Portfolio turnover rate	54	%(g)	77%	40%	75%	126%	103%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,127		$20,128	$20,128	$20,122	$20,121	$20,125
Total shares outstanding (000s)	20		20	20	20	20	20
Asset coverage, end of period per $1,000(h)	$2,646		$2,638	$2,562	$2,556	$2,644	$2,905
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$99,900		$95,900	$108,000	$107,500	$112,000	$93,000
Average borrowings outstanding during the period (000s)	$99,524		$93,946	$109,385	$115,392	$105,633	$93,684
Asset coverage, end of period per $1,000(i)	$3,175		$3,189	$3,037	$3,032	$3,117	$3,314

(a)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.
(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	55

Blackstone Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.19		$15.25	$15.30	$16.89	$16.79	$15.20
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.49		1.08	1.35	1.38	1.26	1.39
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.40		(1.04)	(0.06)	(1.46)	0.10	1.54
Total Income/(Loss) from Investment Operations	0.89		0.04	1.29	(0.08)	1.36	2.93

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.36)		(1.10)	(1.34)	(1.51)	(1.26)	(1.34)
Total Distributions to Common Shareholders	(0.36)		(1.10)	(1.34)	(1.51)	(1.26)	(1.34)

Net asset value per common share - end of period	$14.72		$14.19	$15.25	$15.30	$16.89	$16.79
Market price per common share - end of period	$13.93		$12.48	$14.38	$13.47	$15.71	$15.34

Total Investment Return - Net Asset Value(d)	6.50%		2.03%	9.29%	(0.02%)	8.79%	21.02%
Total Investment Return - Market Price(d)	14.60%		(4.83%)	17.05%	(5.37%)	10.75%	25.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$657,417		$633,741	$681,312	$683,578	$754,442	$749,868
Ratio of expenses to average net assets attributable to common shares	2.81	%(e)	3.15%	3.97%	3.72%	3.29%	2.74%
Ratio of expenses to average managed assets(f)	1.79	%(e)	2.00%	2.50%	2.36%	2.10%	1.82%
Ratio of net investment income to average net assets attributable to common shares	6.83	%(e)	7.90%	8.68%	8.20%	7.38%	8.73%
Portfolio turnover rate	54	%(g)	77%	40%	76%	136%	93%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,286		$45,287	$45,287	$45,274	$45,272	$45,281
Total shares outstanding (000s)	45		45	45	45	45	45
Asset coverage, end of period per $1,000(h)	$2,760		$2,790	$2,697	$2,682	$2,796	$2,777
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$328,800		$309,100	$356,500	$361,500	$375,000	$377,000
Average borrowings outstanding during the period (000s)	$325,618		$306,661	$363,945	$387,479	$384,195	$342,331
Asset coverage, end of period per $1,000(i)	$3,136		$3,196	$3,037	$3,015	$3,132	$2,989

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit Fund was known as the Blackstone / GSO Strategic Credit Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.
(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Annualized.

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	57

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (formerly known as Blackstone / GSO Senior Floating Rate Term Fund) (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Blackstone Long-Short Credit Income Fund (formerly known as Blackstone / GSO Long-Short Credit Income Fund) (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. As of June 30, 2021, BGX has not yet sold any shares pursuant to this shelf registration. An updated shelf registration statement was declared effective by the SEC on July 30, 2021.

Blackstone Strategic Credit Fund (formerly known as Blackstone / GSO Strategic Credit Fund) (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL, BGX, and BGB became effective on December 10, 2020.

58	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Semi-Annual Report | June 30, 2021	59

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2021:

Blackstone Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$3,365,859	$1,660,185	$5,026,044
Brokers, Dealers & Investment Houses	–	6,421,149	312,360	6,733,509
Building & Development	–	12,031,682	437,457	12,469,139
Business Equipment & Services	–	49,885,514	1,146,348	51,031,862
Chemical & Plastics	–	4,703,749	4,053,312	8,757,061
Drugs	–	5,314,675	429,359	5,744,034
Electronics/electric	–	58,727,239	1,599,152	60,326,391
Industrial Equipment	–	10,196,075	952,653	11,148,728
Leisure Goods/Activities/Movies	–	11,029,416	1,368,130	12,397,546
Retailers (except food & drug)	–	1,017,272	304,957	1,322,229
Other	–	128,354,057	–	128,354,057
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	7,832,012	7,832,012
Corporate Bonds	–	24,435,349	–	24,435,349
Common Stock
Building & Development	–	–	558,287	558,287
Oil & Gas	–	–	164,080	164,080
Warrants
Healthcare	–	–	205,841	205,841
Oil & Gas	–	–	1,148	1,148
Total	$–	$315,482,036	$21,025,281	$336,507,317

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	385	(1,463)	(1,078)
Total	–	385	(1,463)	(1,078)

60	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Blackstone Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$3,250,281	$1,358,334	$4,608,615
Brokers, Dealers & Investment Houses	–	8,182,023	304,140	8,486,163
Building & Development	–	8,102,760	423,161	8,525,921
Business Equipment & Services	–	44,962,394	1,108,885	46,071,279
Chemical & Plastics	–	3,931,330	3,545,099	7,476,429
Drugs	–	4,584,017	418,060	5,002,077
Electronics/electric	–	51,580,506	1,471,723	53,052,229
Industrial Equipment	–	8,874,672	816,560	9,691,232
Leisure Goods/Activities/Movies	–	9,578,208	1,172,683	10,750,891
Retailers (except food & drug)	–	970,944	282,294	1,253,238
Other	–	110,945,034	–	110,945,034
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	10,888,172	10,888,172
Corporate Bonds	–	48,890,198	–	48,890,198
Common Stock
Building & Development	–	–	418,716	418,716
Warrants
Healthcare	–	–	282,085	282,085
Total	$–	$303,852,367	$22,489,912	$326,342,279

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	374	(1,253)	(879)
Total	–	374	(1,253)	(879)

Semi-Annual Report | June 30, 2021	61

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Blackstone Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,568,548	$4,527,776	$15,096,324
Brokers, Dealers & Investment Houses	–	26,840,675	986,400	27,827,075
Building & Development	–	26,755,997	1,372,414	28,128,411
Business Equipment & Services	–	150,746,871	3,596,386	154,343,257
Chemical & Plastics	–	13,047,715	11,683,328	24,731,043
Drugs	–	14,137,541	1,355,870	15,493,411
Electronics/electric	–	179,694,392	5,090,316	184,784,708
Industrial Equipment	–	29,696,672	2,767,231	32,463,903
Leisure Goods/Activities/Movies	–	27,192,776	3,974,093	31,166,869
Retailers (except food & drug)	–	3,253,478	932,053	4,185,531
Other	–	365,592,555	–	365,592,555
Corporate Bonds	–	165,139,782	–	165,139,782
Common Stock
Building & Development	–	–	1,535,292	1,535,292
Oil & Gas	–	811,525	5,665,508	6,477,033
Warrants
Healthcare	–	–	899,406	899,406
Oil & Gas	–	–	5,741	5,741
Total	$–	$1,013,478,527	$44,391,814	$1,057,870,341

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	1,210	$(4,248)	$(3,038)
Total	$–	1,210	$(4,248)	$(3,038)

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

62	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$27,870,745	$2,613,842	$1,336,390	$574	$(2,874)	$31,818,677
Accrued discount/ premium	72,559	1,756	–	–	–	74,315
Realized Gain/(Loss)	(41,840)	88,858	333,060	–	–	380,078
Change in Unrealized Appreciation/(Depreciation)	1,350,779	31,736	451,864	206,415	1,411	2,042,205
Purchases	6,714,463	5,845,820	–	–	–	12,560,283
Sales Proceeds	(8,739,621)	(750,000)	(1,563,027)	–	–	(11,052,648)
Transfer into Level 3	1,660,185	–	164,080	–	–	1,824,265
Transfer out of Level 3	(16,623,357)	–	–	–	–	(16,623,357)
Balance as of June 30, 2021	$12,263,913	$7,832,012	$722,367	$206,989	$(1,463)	$21,023,818
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2021	$364,147	$108,720	$123,015	$206,416	$1,411	$803,709

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$24,388,707	$5,117,387	$1,091,915	$–	$(2,463)	$30,595,546
Accrued discount/ premium	90,361	2,919	–	–	–	93,280
Realized Gain/(Loss)	210,260	88,858	750,232	–	–	1,049,350
Change in Unrealized Appreciation/(Depreciation)	1,034,125	121,148	(90,935)	282,085	1,210	1,347,633
Purchases	6,497,287	6,307,860	–	–	–	12,805,147
Sales Proceeds	(7,249,412)	(750,000)	(1,332,496)	–	–	(9,331,908)
Transfer into Level 3	1,358,334	–	–	–	–	1,358,334
Transfer out of Level 3	(15,428,722)	–	–	–	–	(15,428,722)
Balance as of June 30, 2021	$10,900,940	$10,888,172	$418,716	$282,085	$(1,253)	$22,488,660
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2021	$292,014	$198,132	$53,682	$282,085	$1,210	$827,123

Blackstone Strategic Credit Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$82,831,666	$8,426,356	$2,870	$(8,348)	$91,252,544
Accrued discount/ premium	315,163	–	–	–	315,163
Realized Gain/(Loss)	778,931	3,339,765	–	–	4,118,696
Change in Unrealized Appreciation/(Depreciation)	3,315,089	(1,010,924)	902,278	4,100	3,210,543
Purchases	20,412,900	–	–	–	20,412,900
Sales Proceeds	(25,675,143)	(4,374,799)	–	–	(30,049,942)
Transfer into Level 3	4,527,776	820,402	–	–	5,348,178
Transfer out of Level 3	(50,220,515)	–	–	–	(50,220,515)
Balance as of June 30, 2021	$36,285,867	$7,200,800	$905,148	$(4,248)	$44,387,567
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2021	$1,029,419	$602,460	$902,278	$4,100	$2,538,257

Semi-Annual Report | June 30, 2021	63

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$12,263,913	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	7,832,012	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	722,367	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	1,148	Third Party Vendor Pricing Services	Broker Quotes	N/A
	205,841	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x
Unfunded Loan Commitments	(1,463)	Third Party Vendor Pricing Services	Broker Quote	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$10,900,940	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	10,888,172	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	418,716	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	282,086	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x
Unfunded Loan Commitments	(1,253)	Third Party Vendor Pricing Services	Broker Quote	N/A

Blackstone Strategic Credit Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$36,285,867	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	2,500,475	Third Party Vendor Pricing Services	Broker Quotes	N/A
	4,700,325	Discounted Cash Flows	Discount Rate(a)	10%
	–	Performance Multiple Methodology	EBITDA Multiple(a)	7.38x
Warrants	5,741	Third Party Vendor Pricing Services	Broker Quotes	N/A
	899,406	Performance Multiple Methodology	EBITDA Multiple(a)	4.50x
Unfunded Loan Commitments	(4,248)	Third Party Vendor Pricing Services	Broker Quote	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended June 30, 2021, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of, and during, the period ended June 30, 2021, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

64	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a “dynamic” distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds’ recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter.

Offering Costs: Offering costs incurred in connection with BGX’s shelf registration statement, through June 30, 2021, are approximately $423,217. The Statement of Assets and Liabilities reflects the current offering costs of $423,217 as deferred offering costs. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

COVID-19 and Global Economic Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic has caused disruption in the U.S. and global economies. More recently, broad-based economic recovery and activity in the U.S. have accelerated following meaningful progress on vaccine distribution, the easing of shutdowns and other restrictions and support from previously implemented fiscal and monetary stimulus. Nevertheless, both in the U.S. and abroad, there is continued uncertainty regarding the trajectory of a continuing recovery, particularly given the strength of the Delta variant. Accordingly, this recovery remains uneven with dispersion across sectors and regions. The estimates and assumptions underlying the Funds’ financial statements are based on the information available as of June 30, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (formerly known as GSO Capital Partners LP) (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets (defined below).

Trustee Fees: Effective January 1, 2020, the Funds and Blackstone Floating Rate Enhanced Income Fund (formerly, Blackstone / GSO Floating Rate Enhanced Income Fund, and together with the Funds, the “Blackstone Credit Closed-End Funds”) agreed to pay a retainer fee of $145,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit Closed-End Funds.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”), serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare, are not considered affiliates of the Funds as defined under the 1940 Act.

Semi-Annual Report | June 30, 2021	65

Blackstone Credit Funds	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2021, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate Term Fund	$203,406,033	$193,095,119
Blackstone Long-Short Credit Income Fund	185,108,224	173,507,694
Blackstone Strategic Credit Fund	586,457,306	555,039,839

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the period ended June 30, 2021, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $6,645, $7,707 and $10,926 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2021 is recorded as other payables and accrued expenses on the Funds’ Statements of Assets and Liabilities.

NOTE 6. SHARE REPURCHASE PROGRAM

In connection with the approval of the Term Extension by shareholders on February 19, 2020, BSL has implemented a share repurchase program (the “Share Repurchase Program”) over the remaining life of the Fund. The Fund will repurchase up to 15% of outstanding shares in the open market under certain circumstances. If shares of BSL trade at an average discount to BSL’s NAV per share of greater than 10% over any rolling forty (40) business day period, BSL will seek to buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share. (“Repurchase Price Ceiling”). If the Share Repurchase Program is triggered but an amount of shares less than the Repurchase Quantity is repurchased subject to the Repurchase Price Ceiling, the Fund will continue the Share Repurchase Program the next time, if applicable, shares can be repurchased at a price below the Repurchase Price Ceiling. Such repurchase may continue throughout the remaining life of the Fund, until shares repurchased equal the Repurchase Quantity.

For the period ended June 30, 2021, BSL repurchased 32,097 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.02 per share), of $451,154 at a per-share weighted average discount to NAV of 10.07%. BSL’s Share Repurchase Program was triggered on April 22, 2020. For the period from April 23, 2020 to December 31, 2020, BSL repurchased 1,733,187 shares of its common stock on the open market, which represented approximately 11.34% of the shares outstanding at April 22, 2020 at a total cost, inclusive of commissions ($0.02 per share), of $22,708,214 at a per-share weighted average discount to NAV of 11.00%. For the period April 23, 2020 to June 30, 2021, BSL repurchased 1,765,284 shares of its common stock on the open market, which represented approximately 11.55% of the shares outstanding at April 22, 2020.

NOTE 7. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Common shares outstanding - beginning of period	13,552,995	15,286,182
Common shares issued as reinvestment of dividends	2,346	–
Less Shares Repurchased	(32,097)	(1,733,187)
Common shares outstanding - end of period	13,523,244	13,552,995

66	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements
June 30, 2021 (Unaudited)

Blackstone Long-Short Credit Income Fund	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Common shares outstanding - beginning of period	12,707,797	12,706,839
Common shares issued as reinvestment of dividends	–	958
Common shares outstanding - end of period	12,707,797	12,707,797

Blackstone Strategic Credit Fund	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 8. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including “effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2021, 85.13% of BSL’s Managed Assets were held in Senior Loans, 84.58% of BGX’s Managed Assets were held in Secured Loans, and 101.70% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Funds’ credit arrangements and the Funds’ CLO transactions. Instruments in which the Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Funds invest may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Funds and/or issuers of instruments in which the Funds may invest may also reference LIBOR.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and the Fund’s existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Funds and their obligors may need to amend or restructure their existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest and financial markets generally.

Semi-Annual Report | June 30, 2021	67

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

The expected discontinuation of LIBOR could have a significant impact on the Funds’ business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Funds anticipate there may be additional risks to the Funds’ current processes and information systems that will need to be identified and evaluated by the Funds. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Funds’ cost of capital and net investment income cannot yet be determined.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Funds’ business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Funds, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2021, BSL, BGX and BGB had invested $21,210,237, $23,468,319 and $79,080,375, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

68	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

BSL and BGX have invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 9. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2021, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Justrite Safety Group, First Lien Delayed Draw Term Loan	$64,650	$62,710	$55,414	$53,751	$187,791	$182,158
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan	30,125	30,288	29,140	29,298	94,509	95,021
FCG Acquisitions, Inc , First Lien Delayed Draw Term Loan	94,452	94,673	92,129	92,345	297,290	297,987
Total	$189,227	$187,671	$176,683	$175,394	$579,590	$575,166

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the period ended June 30, 2021, BSL, BGX and BGB recorded a net change in unrealized appreciation/depreciation on unfunded loan commitments totaling $3,702, $3,208, and $10,860, respectively.

NOTE 10. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

Semi-Annual Report | June 30, 2021	69

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

During the period ended June 30, 2021, BGX did not enter into any credit default swaps.

NOTE 11. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the mandatory redeemable preferred stock (“MRPS”) of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s MRPS and BGX’s MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ MRPS will increase if the credit rating for the relevant Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at June 30, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of June 30, 2021 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the period ended June 30, 2021 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, to borrow up to a limit of $142 million, with $48 million for tranche A loans (“BSL Tranche A Loans”) and $94 million for tranche B loans (“BSL Tranche B Loans”). BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, and as further amended on January 11, 2021 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL’s, BGB’s and BGX’s Leverage Facilities is charged at a rate of 0.90% above LIBOR with respect to BGB Tranche A Loans and 0.95% with respect to BSL Tranche A Loans and BGX Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest period Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2021, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $108,000,000, $99,900,000 and $328,800,000, at an interest rate of 1.12%, 1.11% and 1.07%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2021, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $105,480,663 and 1.17%, $99,524,309 and 1.16%, and $325,617,680 and 1.12%, respectively.

70	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2021, BSL’s, BGX’s, and BGB’s leverage represented 32.60%, 37.80%, 36.25% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 6.30% and 4.36% of Managed Assets attributable to the MRPS, respectively.

NOTE 12. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, are allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2020 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate Term Fund	$67,013	$(67,013)
Blackstone Long-Short Credit Income Fund	$16,762	$(16,762)
Blackstone Strategic Credit Fund	$66,918	$(66,918)

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2020:

2020	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$15,772,221	$15,882,538	(a)	$50,531,997	(a)
Total	$15,772,221	$15,882,538		$50,531,997

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Semi-Annual Report | June 30, 2021	71

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2020, and as such were deemed to arise on the first day of the year ended December 31, 2021, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate Term Fund	$2,161,021	$39,332,536
Blackstone Long-Short Credit Income Fund	$2,379,928	$38,763,539
Blackstone Strategic Credit Fund	$7,312,251	$157,919,336

At December 31, 2019, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit Fund
Undistributed ordinary income	$–	$–	$–
Accumulated capital losses	(43,348,936)	(43,751,200)	(185,177,203)
Unrealized depreciation	(5,221,681)	(2,837,756)	(19,851,682)
Other Cumulative effect of timing differences	(362,541)	(403,558)	(981,132)
Total	$(48,933,158)	$(46,992,514)	$(206,010,017)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities at June 30, 2021, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2020 are as follows:

	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit Fund
Cost of investments for income tax purposes	$337,240,708	$324,453,481	$1,052,120,406
Gross appreciation (excess of value over tax cost)	$4,885,174	$5,791,702	$19,169,528
Gross depreciation (excess of tax cost over value)	(5,618,565)	(3,902,904)	(13,419,593)
Net unrealized appreciation/(depreciation)	$(733,391)	$1,888,798	$5,749,935

Capital losses arising in the post-October period of the current taxable year may be deferred to the next taxable year to the extent that the fund makes an election to do so. Any post-October losses elected to be deferred in the current year are treated as arising on the first day of the next taxable year. For the year ended December 31, 2019 there were no post-October losses deferred by the Funds. The table below shows any post- October losses elected to be deferred for the year ended December 31, 2019, and as such were treated as arising on the first day of the tax year ended December 31, 2020.

Fund	Capital Losses
Blackstone Senior Floating Rate Term Fund	$1,855,379
Blackstone Long-Short Credit Income Fund	$2,607,732
Blackstone Strategic Credit Fund	$19,945,612

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

72	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 9, 2021, a monthly distribution of $0.075 per share was declared to common shareholders, payable on July 30, 2021 to common shareholders of record on July 23, 2021. On June 9, 2021, a monthly distribution of $0.075 per share was declared to common shareholders, payable August 31, 2021 to common shareholders of record on August 24, 2021.

Shareholder Distributions for BGX: On June 9, 2021, a monthly distribution of $0.081 per share was declared to common shareholders, payable on July 30, 2021 to common shareholders of record on July 23, 2021. On June 9, 2021, a monthly distribution of $0.081 per share was declared to common shareholders, payable August 31, 2021 to common shareholders of record on August 24, 2021.

Shareholder Distributions for BGB: On June 9, 2021, a monthly distribution of $0.072 per share was declared to common shareholders, payable on July 30, 2021 to common shareholders of record on July 23, 2021. On June 9, 2021, a monthly distribution of $0.072 per share was declared to common shareholders, payable August 31, 2021 to common shareholders of record on August 24, 2021

ATM Program for BGX: On August 19, 2021, BGX renewed its ATM offering to sell up to $50,000,000 aggregate amount of its common shares, pursuant to a prospectus supplement filed with the SEC and an updated shelf registration statement declared effective on July 30, 2021.

Semi-Annual Report | June 30, 2021	73

Blackstone Credit Funds	Summary of Dividend Reinvestment Plan

June 30, 2021 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

74	www.blackstone-credit.com

Blackstone Credit Funds	Additional Information

June 30, 2021 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Annual Meeting of Shareholders- Voting Results

On April 21, 2021, BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Thomas W. Jasper as Class I Trustee of BSL, term to expire at the 2024 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	11,279,677	97.02%
Withheld	346,557	2.98%
Total	11,626,234	100.00%

Proposal 2: The election of Gary S. Schpero as Class I Trustee of BSL, term to expire at the 2024 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	11,279,677	97.02%
Withheld	346,557	2.98%
Total	11,626,234	100.00%

BGX Annual Meeting of Shareholders- Voting Results

On April 21, 2021, BGX held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Thomas W. Jasper as Class III Trustee of BGX, term to expire at the 2024 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	20,000	100.00%
Withheld	0.00	0.00%
Total	20,000	100.00%

Proposal 2: The election of Gary S. Schpero as Class III Trustee of BGX, term to expire at the 2024 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	9,951,918	94.74%
Withheld	552,731	5.26%
Total	10,504,649	100.00%

Semi-Annual Report | June 30, 2021	75

Blackstone Credit Funds	Additional Information

June 30, 2021 (Unaudited)

BGB Annual Meeting of Shareholders- Voting Results

On April 21, 2021, BGB held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Thomas W. Jasper as Class II Trustee of BGB, term to expire at the 2024 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	45,000	100.00%
Withheld	0.00	0.00%
Total	45,000	100.00%

Proposal 2: The election of Gary S. Schpero as Class II Trustee of BGB, term to expire at the 2024 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	38,988,270	96.70%
Withheld	1,329,761	3.30%
Total	40,318,031	100.00%

76	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

June 30, 2021 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev August 2020

FACTS	WHAT DOES BLACKSTONE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

●    Social Security number and income

●    Assets and investment experience

●    Risk tolerance and transaction history

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing. (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Blackstone share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don't share

To limit our sharing

●    Email a copy of the Mail-in Form below identifying any/all you want to limit at PrivacyQueries@Blackstone.com, and/or mail to the address indicated below.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy.

Semi-Annual Report | June 30, 2021	77

Blackstone Credit Funds	Privacy Procedures

June 30, 2021 (Unaudited)

Mail-in Form
Mark any/all you want to limit:
[ ] Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
[ ] Do not allow your affiliates to use my personal information to market to me.
Name
Address

City, State, Zip

Mail to:	Attention: Data Policy and Strategy Officer, Legal & Compliance Blackstone Inc. 345 Park Avenue New York NY 10154

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Master Fund, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Private Credit Fund and the Blackstone Credit Funds, consisting of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone Floating Rate Enhanced Income Fund and Blackstone Secured Lending Fund
What We Do
How does Blackstone protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Blackstone collect my personal information?

We collect your personal information, for example, when you

●    open an account or give us your income information

●    provide employment information or give us your contact information

●    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

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Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include companies with a Blackstone name, financial companies such as Blackstone Alternative Credit Advisors LP, Strategic Partners Fund Solutions, and our affiliates listed in Appendix A to our Online Privacy Notice at www.blackstone.com/privacy.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Blackstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● Our joint marketing partners include financial services companies.
Other Important Information

INVESTOR DATA PRIVACY NOTICE

1. Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	"Personal Data" has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with 'know your client'/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data with (together, the Fund Parties).

●	Where we use the terms "we", "us" and "our" in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a "data controller". In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

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Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3. What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver's license number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including 'know your client', anti-money laundering, and sanctions checks, online registration details, and other contact information);

●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);

●	Professional or employment-related information (e.g., current or past job history); and

●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

	WHAT	HOW
1	Personal Data that you give us

●    from the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●    when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

●    when you make transactions with respect to the Fund

●    when you interact with our online platforms and websites (such as bxaccess.com)

●    when you purchase securities from us and/or tell us where to send money

●    from cookies, web beacons, and similar interactions when you or your devices access our sites

●    when we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

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2	Personal Data we obtain from others

●    publicly available and accessible directories and sources

●    bankruptcy registers

●    tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●    governmental and competent regulatory authorities to whom we have regulatory obligations

●    credit agencies

●    fraud prevention and detection agencies and organisations

●    transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

	WHY	HOW
1	Contract

It is necessary to perform our contract with you to:

●    administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our funds

●    meet the resulting contractual obligations we have to you

●    facilitate the continuation or termination of the contractual relationship between you and the Fund

●    facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●    undertake our client and investor due diligence, and on-boarding checks

●    carry out verification, 'know your client', terrorist financing, sanctions, and anti-money laundering checks

●    verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●    comply with requests from regulatory, governmental, tax and law enforcement authorities

●    for surveillance and investigation purposes

●    carry out audit checks

●    maintain statutory registers

●    prevent and detect fraud

●    comply with sanctions requirements

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3	Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●    manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●    assess and process any applications or requests made by you

●    open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●    send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●    address or investigate any complaints, claims, proceedings or disputes

●    provide you with, and inform you about, our investment products and services

●    monitor and improve our relationships with investors

●    comply with applicable regulatory obligations, including anti-money laundering, sanctions and 'know your client' checks

●    assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, 'know your client' and sanctions checks)

●    manage our risk and operations

●    comply with our accounting and tax reporting requirements

●    comply with our audit requirements

●    assist with internal compliance with our policies and processes

●    ensure appropriate group management and governance

●    keep our internal records

●    prepare reports on incidents/accidents

●   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●    analyse and manage commercial risks

●    seek professional advice, including legal advice

●    enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership's or Fund vehicles' rights or obligations to evaluate proposed transactions

●    facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●    monitor communications to/from us using our systems

●    protect the security and integrity of our information technology systems

●    protect the security and safety of our buildings and locations where we operate

●    operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, correspondent and agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●    to manage our relationship with you

●    for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

●    for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

●    delivering the services you require

●    managing your investment

●    supporting and administering investment-related activities

●    complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●    to comply with applicable laws and regulations

●    where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●    where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside of the Cayman Islands or UK/EEA)

Service Providers

●    delivering and facilitating the services needed to support our business relationship with you

●    supporting and administering investment-related activities

●    where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●    assisting these transaction counterparties with regulatory checks, such as 'know your client', and anti-money laundering procedures

●    sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
●	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

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7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	provision of the Personal Data is necessary for our compliance with a legal obligation; or

●	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to affiliates and our group members, Fund management, members of the Fund's partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (for example, transfers from the UK/EEA, Cayman Islands, Australia, Hong Kong, Japan or Singapore to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your personal data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in section 5 above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see 13 below).

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal or regulatory requirement, or business purpose, for retaining your Personal Data.

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11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

●	restrict the use of your Personal Data in certain circumstances
●	have incomplete or inaccurate Personal Data corrected

●	ask us to stop processing your Personal Data

●	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to "port" your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below methods if you have a disability and require an alternative format of this notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner's Office (available at: https://ico.org.uk/global/contact-us/)

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13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in July 2020.

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Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone Senior Floating Rate Term Fund (“BSL”), Blackstone Long-Short Credit Income Fund (“BGX”), and Blackstone Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held telephonically on May 26, 2021, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met telephonically in a private session (the “Review Session”) prior to the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services the Adviser provided to the Funds under the Agreements. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, with one of the largest credit teams in the US and globally, and has expanded its team and resources to further develop its coverage in credit asset classes. The Adviser also explained to the Board its investment process, as well as its infrastructure and operational teams serving the Funds.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered compliance record for the Adviser and each Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF Classification of US Senior Loan Funds Leveraged classification (the “Morningstar Senior Loan Leveraged Classification”), which consists of 32 closed-end funds. Broadridge selected the Peer Group funds primarily from the Morningstar Senior Loan Leveraged Classification to be as comparable as possible to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. On May 20, 2021, each of the members of the Board participated in a conference call and webinar with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that conference call and webinar. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

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Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

The Peer Group for BSL consisted of ten funds for each of the 1-, 3- and 5- year periods and nine funds for the 10-year period ended March 31, 2021 (such periods being hereinafter called the “1- year period”, the “3- year period”, the “5- year period” and the “10- year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Groups for BGX and BGB were the same, which consisted of ten funds, including both BGX and BGB, for each of the 1-, 3- and 5- year periods, and, for BGX, three funds, including BGX, for the 10- year period. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans greater than 20% and allocations to high-yield bonds. Most Peer Group funds, similar to BGX and BGB, had a majority of their assets allocated to bank loans, while three Peer Group funds had less than 50% of their assets allocated to bank loans. Broadridge included funds from outside the Morningstar Senior Loan Leveraged Classification with portfolio allocations to bank loans higher than 20% in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds at that time. The Board also noted that it also had received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the respective Peer Group, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

The Broadridge Performance Information comparing BSL’s performance to that of its Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked first among its Peer Group funds for each of the 1-, 3-, and 5-year periods; and ranked second among its Peer Group funds for the 10-year period. BSL’s returns, measured on a net return basis ranked first among its Peer Group funds for each of the 1-, 3-, and 5-year periods; and ranked sixth among its Peer Group funds for the 10-year period.1 Whether measured on a gross or net return basis, BSL’s returns were higher than the Peer Group median performance for each of the 1-, 3- and 5- year periods, and BSL’s gross returns were higher than the Peer Group median performance for the 10-year period, but were lower than the Peer Group median performance with respect to net returns for the 10-year period. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL outperformed its benchmark for each of the 1-, 3-, 5-, and 10-year periods. The Broadridge Performance Information noted that BSL’s Sharpe ratio (a measure of risk-weighted return) outperformed the Peer Group median over the 1-, 3-, and 5-year periods. On a gross return basis, BSL’s Sharpe ratio ranked fifth, second, second and sixth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10-year periods. On a net return basis, BSL’s Sharpe ratio ranked fifth, first, first and seventh, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked third among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3- year period; ranked fifth among its Peer Group funds for the 5-year period; and ranked second among its Peer Group Funds for the 10-year period. BGX’s returns, measured on a net return basis, ranked third among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3-year period; ranked fifth among its Peer Group funds for the 5-year period; and ranked last among its Peer Group funds for the 10-year period. The Fund’s gross and net returns were better than the Peer Group median return in the 1-, 3-, and 5- year periods, and the Fund’s gross returns were better than the Peer Group median return in the 10-year period, but the Fund’s net returns were slightly below the Peer Group median return for the 10-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGX on a gross return basis outperformed its Peer Group medians and benchmark for each of the 3-, 5-, and 10-year periods. On a gross return basis, BGX’s Sharpe ratio (a measure of risk-weighted return) ranked sixth, sixth, fifth and last among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10- year periods. On a net return basis, BGX’s Sharpe ratio ranked sixth, fifth, fifth and last, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10- year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked sixth among its Peer Group funds for the 1-year period; ranked eighth among its Peer Group funds for the 3- year period; and ranked seventh among its Peer Group funds for the 5-year period. BGB’s returns, measured on a net return basis, ranked seventh among its Peer Group funds for each of the 1- and 5-year periods and ranked ninth among its Peer Group funds for the 3-year period. The Fund’s returns on both a gross and net return basis were lower than the Peer Group median performance for each of the 1-, 3- and 5-year periods. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGB outperformed its benchmark on a gross return basis for the 1- and 5- year periods, while slightly underperforming its benchmark for the 3-year period. The Broadridge Performance Information showed that BGB’s Sharpe ratio, on a gross return basis, was ranked fifth among its Peer Group funds for the 1- year period; ninth among the Peer Group funds for the 3- year period; and sixth among the Peer Group funds for the 5- year period. BGB’s Sharpe ratio on a net return basis was ranked fifth among the Peer Group funds for the 1- year period; ninth among the Peer Group funds for the 3-year period; and eighth among the Peer Group funds for the 5-year period.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for peer grouping. The Adviser discussed with the Board whether the Morningstar Senior Loan Leveraged Classification provided relevant and appropriate performance comparisons in the case of BGX and BGB in light of their broader investment strategies. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

88	www.blackstone-credit.com

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

The Board also noted the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including that the Adviser continues to utilize a disciplined investment approach with respect to the Funds. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to that Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) that Broadridge prepared, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Senior Loan Leveraged Classification and each Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

The ten funds in BSL’s Peer Group had average common share net assets ranging from $112.91 million to $943.77 million. Eight of the other funds in the Peer Group were larger than BSL and one was smaller. The Broadridge Expense Information - which compared BSL’s actual total expenses to the Peer Group - showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) as compared on the basis of common share net assets, ranked eighth among the ten funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BSL’s actual advisory fee was closer to the average for managers with small fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked fifth among the funds in the Peer Group and were lower than the Peer Group median for that expense component.

BGX

The ten funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included BGB) had average common share net assets ranging from $151.22 million to $1,018.46 million. Seven of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information – which compared BGX’s actual total expenses to the Fund’s Peer Group - showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked second among the funds in the Peer Group and was better (i.e., lower) than the Peer Group median for that expense component. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked fifth among the funds in the Peer Group and were lower than the Peer Group median for that expense component.

BGB

The ten funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included BGX) had average common share net assets ranging from $151.22 million to $1,018.46 million. One of the other funds in the Peer Group was larger than BGB and eight were smaller. The Broadridge Expense Information - which compared BGB’s actual total expenses to the Fund’s Peer Group - showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked eighth among the funds in the Peer Group and was higher than the Peer Group median for that expense component. The Board noted that BGB’s actual advisory fee was closer to the average for managers with small fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked sixth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

The Board took into account that Broadridge Expense Information indicated that the gross expense ratios of BSL, BGX and BGB decreased significantly and that most fee components remained flat year-over-year, while interest expense decreased.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes the Adviser employed in managing the Funds’ investment portfolios, including the Adviser’s standing and reputation in the leveraged finance market and the strength of its trading and middle office and risk management support teams. The Board further noted that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for concise peer grouping. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as BSL and BGX, may be disadvantaged versus larger funds that have greater opportunities for economies of scale. The Adviser provided, and the Board considered, expense information contained in the Broadridge Expense Information in support of this belief.

Semi-Annual Report | June 30, 2021	89

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2021 (Unaudited)

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee for any one Fund. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board also noted that the allocation of noncompensation expenses to the Funds, such as travel, entertainment and similar items, were generally lower in 2020, but that there was an increase in expenses for personal protective equipment and cleaning, testing, and purification systems. The Board agreed that the Adviser’s profitability in providing investment advisory and other services to each Fund was at a level which was not considered excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that neither BSL nor BGB have current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board further noted that BGX was currently in the same circumstance, except that it could engage in an at-the-market offering to raise additional capital. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group, whether measured on a gross or net return basis.

90	www.blackstone-credit.com

Blackstone Credit Funds	Trustees & Officers

June 30, 2021 (Unaudited)

The overall managment of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2023 BGX: 2023 BGB: 2023	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (“BDCs”) (5 portfolios overseen in Fund Complex)
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds

Semi-Annual Report | June 30, 2021	91

Blackstone Credit Funds	Trustees & Officers

June 30, 2021 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	5	None

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2019 BGX: March 2019 BGB: March 2019 Term of Office: Indefinite	Mr. Busch is a Senior Vice President of Blackstone Credit and part of Blackstone Credit’s Finance team. Before joining Blackstone Credit in 2018, Mr. Busch worked previously at Fifth Street Asset Management, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded BDCs and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of Blackstone Credit and Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

92	www.blackstone-credit.com

Blackstone Credit Funds	Trustees & Officers

June 30, 2021 (Unaudited)

OFFICERS (continued)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director of Blackstone Credit and General Counsel of Blackstone Credit. Before joining Blackstone Credit in 2007, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: February 2021 Term of Office: Indefinite	Ms. Naratil is a Principal of Blackstone Credit and part of the Investor Relations and Client Service team for Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, the “Blackstone Real Estate Funds” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund) and Blackstone Alternative Multi-Strategy Fund.

(3)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | June 30, 2021	93

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street , Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-credit.com.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)       As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES(a)

Period(b),(c)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs(d),(e)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 (January 1 to January 31)	31,197.00	14.31	1,764,384	528,543
Month # 2 (February 1 to February 28)	900.00	14.71	1,765,284	527,643
Month # 3 (March 1 to March 31)	0.0000	0	1,765,284	527,643
Month # 4 (April 1 to April 30)	0.0000	0	1,765,284	527,643
Month # 5 (May 1 to May 31)	0.0000	0	1,765,284	527,643
Month # 6 (June 1 to June 30)	0.0000	0	1,765,284	527,643
Total	32,097.00	14.32	1,765,284	527,643

(a)	The share repurchase program (the “Program”) pursuant to which the Common Shares in this table were repurchased was first announced by the Fund in a preliminary proxy statement filed on December 3, 2019. The Program became effective upon approval by the Fund’s Shareholders of an extension of the term of the Fund on February 19, 2020.
(b)	The Fund has implemented the Program over the remaining life of the Fund (through May 31, 2027) such that if Common Shares trade at an average discount to net asset value (“NAV”) per Common Share of greater than 10% over any rolling forty (40) business day period, the Fund will buy back up to 15% of its outstanding Common Shares through the open market, subject to a maximum price of 90% of the Fund’s NAV per Common Share.
(c)	The Program will expire at the end of the Fund’s term, which is currently May 31, 2027.
(d)	No repurchase plan or program has expired during the period covered by this table.

(e)	The Fund has not determined to terminate the Program prior to its expiration. The Fund intends to make further purchases under the Program if the Fund’s Common Shares trade at an average discount to net asset value (“NAV”) per Common Share of greater than 10% over any rolling forty (40) business day period, as described in note (b) above.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 7, 2021

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	September 7, 2021

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2021